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                                    INDENTURE

                            Made as of August 7, 1997

                                     Between

                            SEVEN SEAS PETROLEUM INC.
                                   as Company

                                       and

                        MONTREAL TRUST COMPANY OF CANADA
                                   as Trustee

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
                                TABLE OF CONTENTS

      RECITALS...............................................................1

SECTION 1  --  INTERPRETATION
      1.1   Definitions......................................................2
            (1)   Agent......................................................2
            (2)   Applicable Legislation.....................................2
            (4)   Business Day...............................................2
            (5)   Capital Lease Obligations..................................2
            (6)   Certificate of the Company.................................2
            (8)   Closing Date...............................................2
            (9)   Collateral.................................................2
            (10)  Common Shares..............................................2
            (11)  Company....................................................3
            (12)  Conversion Price...........................................3
            (13)  Conversion Time............................................3
            (14)  Counsel....................................................3
            (15)  Debenture Maturity Date....................................3
            (16)  Debentureholders...........................................3
            (17)  Debentures.................................................3
            (18)  Event of Default...........................................3
            (19)  Exchange Date..............................................3
            (21)  GAAP.......................................................3
            (22)  Holders....................................................3
            (23)  Holders' Resolution........................................3
            (24)  Indebtedness for Borrowed Money............................3
            (25)  Indenture..................................................4
            (26)  Instruments................................................4
            (27)  Lien.......................................................4
            (28)  Limited Liability Companies................................4
            (29)  Limited Recourse Guarantee, Security and Pledge Agreement..4
            (30)  Note Maturity Date.........................................4
            (31)  Noteholders................................................4
            (32)  Notes......................................................4
            (33)  Office of the Trustee......................................4
            (34)  Person.....................................................4
            (35)  Pledged Subsidiary.........................................5
            (36)  Pledgor Subsidiaries.......................................5
            (37)  Preliminary Prospectus.....................................5
            (38)  Prospectus.................................................5
            (39)  Purchase Money Obligation..................................5
            (40)  Purchase Warrants..........................................5
            (41)  Qualifying Jurisdictions...................................5
            (43)  Security Documents.........................................5

                                       (i)

            (44)  Senior Debt................................................5
            (45)  Subsidiary.................................................5
            (46)  this Indenture.............................................6
            (47)  Time of Expiry ............................................6
            (48)  Trading Day................................................6
            (49)  Trustee....................................................6
            (50)  Unit.......................................................6
            (51)  1933 Registration Statement................................6
      1.2   Outstanding Notes................................................6
      1.3   Outstanding Debentures...........................................6
      1.4   Same Debt........................................................6
      1.5   Currency.........................................................7
      1.6   Complete Agreement...............................................7
      1.7   Number and Gender................................................7
      1.8   Sections; Headings...............................................7
      1.9   Governing Law....................................................7
      1.10  Time of Essence..................................................7

SECTION 2  --  ISSUE AND EXCHANGE OF NOTES
      2.1   Terms of Notes...................................................7
      2.2   Denominations....................................................8
      2.3   Signature of Notes...............................................8
      2.4   Certification....................................................8
      2.5   Issue of Notes...................................................8
      2.6   Terms of Debentures..............................................8
      2.7   Denominations....................................................9
      2.8   Signature of Debentures..........................................9
      2.9   Certification....................................................9
      2.10  Issue of Debentures in Exchange for Notes........................9
      2.11  Payment of Interest.............................................12
      2.12  Lost Instrument.................................................12
      2.13  Registration of Notes...........................................12
      2.14  Registration of Debentures......................................13
      2.15  Transfer........................................................13
      2.16  Restrictions on Exchanges and Transfers.........................13

SECTION 3  --  SECURITY
      3.1   Security........................................................14
      3.2   Prior Charges...................................................14
      3.3   Discharge of Security...........................................15

SECTION 4  --  SUBORDINATION
      4.1   Subordination...................................................15
      4.2   Further Assurances of Subordination.............................17

                                      (ii)

SECTION 5  --  COVENANTS OF THE COMPANY
      5.1   General.........................................................17
      5.2   Trustee's Remuneration and Expenses.............................18
      5.3   Governmental Requirements.......................................18

SECTION 6  --  CONVERSION OF DEBENTURES
      6.1   Exercise of Conversion Rights...................................19
      6.2   Conversion of Debentures by the Company.........................19
      6.3   Issue of Units..................................................20
      6.4   Adjustments.....................................................20
      6.5   No Fractional Shares............................................20
      6.6   Time of Conversion..............................................20
      6.7   Conversion Price................................................21
      6.8   Adjustment of Number of Units...................................21
      6.9   No Adjustment for Stock Options.................................25
      6.10  Certificate as to Adjustment....................................25
      6.11  Reservation of Shares...........................................25
      6.12  Cancellation of Debentures......................................25

SECTION 7  --  DEFAULT AND ENFORCEMENT
      7.1   Trustee May Remedy Default......................................26
      7.2   Events of Default...............................................26
      7.3   Acceleration....................................................27
      7.4   Directions of Holders...........................................27
      7.5   Notice..........................................................27
      7.6   Enforcement.....................................................28
      7.7   Application of Moneys...........................................28
      7.8   Payments on Instruments.........................................28
      7.9   Protection of Persons Dealing with Trustee......................29
      7.10  Remedies Cumulative.............................................29
      7.11  Judgment Against the Company....................................29
      7.12  Trustee Appointed Attorney......................................29

SECTION 8  --  CONCERNING THE HOLDERS
      8.1   Meetings........................................................29
      8.2   Convening Meetings..............................................29
      8.3   Place of Meeting................................................30
      8.4   Notice..........................................................30
      8.5   Persons Entitled to Attend......................................30
      8.6   Quorum..........................................................30
      8.7   Chairman........................................................30
      8.8   Adjourned Meeting...............................................30
      8.9   Votes...........................................................30
      8.10  Powers of Holders...............................................31
      8.11  Minutes of Meetings.............................................31

                                    (iii)

      8.12  Written Resolutions.............................................31
      8.13  Binding Effect..................................................31

SECTION 9  --  SUPPLEMENTAL INDENTURES
      9.1   General.........................................................32

SECTION 10  --  SUCCESSOR COMPANIES
      10.1  Amalgamation, Etc...............................................32
      10.2  No Event of Default.............................................33
      10.3  Trustee to Consent..............................................33
      10.4  Substitutions of Successor Company..............................33

SECTION 11  --  CONCERNING THE TRUSTEE
      11.1  Indemnity.......................................................33
      11.2  Duties of Trustee...............................................33
      11.3  Action by Trustee...............................................33
      11.4  Certificate of the Company......................................33
      11.5  Trustee May Employ Experts or Agents............................34
      11.6  Resignation of Trustee..........................................34
      11.7  Indenture Legislation...........................................34
      11.8  Money Held and Deposited........................................34
      11.9  Notice..........................................................35
      11.10       Use of Proceeds...........................................35
      11.11       No Inquiries..............................................35
      11.12       Trustee Not Required To Give Security.....................35
      11.13       No Conflict Of Interest...................................35
      11.14       Trustee Not Ordinarily Bound..............................35
      11.15       Trustee May Deal In Instruments...........................35

SECTION 12  --  SATISFACTION AND RELEASE
      12.1  General.........................................................36
      12.2  Non-Presentation of Instruments.................................36
      12.3  Repayment of Unclaimed Moneys to Company........................36

SECTION 13  --  NOTICES
      13.1  Notice to Company...............................................37
      13.2  Notice to the Holders. .........................................37
      13.3  Notice to Trustee...............................................38

SECTION 14  --  ACCEPTANCE OF TRUST BY TRUSTEE
      14.1  General.........................................................38

SECTION 15  --  FURTHER ASSURANCE
      15.1  Further Assurances..............................................38

                                      (iv)

                                    INDENTURE

This Agreement is made as of August 7, 1997, between

                              SEVEN SEAS PETROLEUM INC., a company continued under the laws of the Yukon Territory, having a head office in the City of Houston, Texas as Company

                                       and

                              MONTREAL TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada and authorized to carry on trust business in the Provinces of Alberta and Ontario, having a head office in the City of Toronto, Ontario as Trustee

RECITALS

A. The Company is duly continued under the laws of the Yukon Territory.

B. The Company is desirous of creating and issuing its notes to be constituted in the manner hereinafter provided.

C. The notes to be issued hereunder shall be exchanged pursuant to the terms hereof for debentures of the Company to be constituted in the manner hereinafter provided.

D. All things necessary have been done and performed so as to make the said notes and debentures, when certified by the Trustee and issued as provided herein, legal and valid obligations of the Company with the benefits and subject to the terms of this Indenture.

E. The foregoing recitals are made as representations and statements of fact by the Company and not by the Trustee.

FOR VALUE RECEIVED, the parties agree as follows:

SECTION 1  --  INTERPRETATION

1.1   DEFINITIONS.  In this Indenture, unless the context otherwise requires:

(1) AGENT means Yorkton Securities Inc. and its successors.

(2) APPLICABLE LEGISLATION means the provisions, if any, for the time being, of any statute of any Qualifying Jurisdiction, and of the regulations under any such statute, relating to trust indentures and to the rights, duties and obligations of trustees under trust indentures and of corporations issuing their obligations under trust indentures, to the extent that any such provisions are in force and applicable to this Indenture.

(3) BLUE SKY FILINGS has the meaning attributed thereto in Section 2.10.

(4) BUSINESS DAY means a day, other than a Saturday or a Sunday, on which the Office of the Trustee is open for business.

(5) CAPITAL LEASE OBLIGATIONS means, as to any Person, the obligations of such Person to pay rent or other amounts under a lease, licence or other agreement conveying the right to use property, whether real or personal, which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP (including the Canadian Institute of Chartered Accountants Handbook Section 3065 as such section may be amended from time to time) and, for purposes of this Indenture, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP (including such Handbook Section 3065 as the same may be amended from time to time).

(6) CERTIFICATE OF THE COMPANY means a written certificate signed in the name of the Company by any duly authorized officer of the Company.

(7) CLEARANCE DATE has the meaning attributed thereto in Section 2.10.

(8) CLOSING DATE means August 7, 1997.

(9) COLLATERAL means all of the Company's and the Pledgor Subsidiaries' right, title and interest in and to the issued and outstanding shares and membership interests of the Pledged Subsidiaries and the Limited Liability Companies.

(10) COMMON SHARES mean the Common Shares of the Company as constituted at the date hereof.

(11) COMPANY means Seven Seas Petroleum Inc. and every successor corporation thereto which shall have complied with the provisions of Section 10.

(12) CONVERSION PRICE means at any time the applicable price at which Debentures may be converted into Units under Section 6.

(13)  CONVERSION TIME has the meaning attributed thereto in Section 6.6.

(14) COUNSEL means any barrister or solicitor or firm of barristers and solicitors retained by the Trustee, or retained by the Company and approved by the Trustee.

(15) DEBENTURE MATURITY DATE means the earlier of (a) August 7, 2003 and (b) such other date as the principal amount of the Debentures shall become payable in accordance with this Indenture.

(16) DEBENTUREHOLDERS means the several persons who are entered from time to time as the holders of Debentures in the register of Debentureholders herein provided for.

(17) DEBENTURES means the Debentures to be issued in exchange for Notes in accordance with this Indenture.

(18) EVENT OF DEFAULT has the meaning attributed thereto in Section 7.2.

(19) EXCHANGE DATE has the meaning attributed thereto in Section 2.10(1).

(20) FINAL RECEIPT DATE has the meaning attributed thereto in Section 2.10.

(21) GAAP means generally accepted accounting principles in Canada consistently applied as of the Closing Date.

(22) HOLDERS means Noteholders and Debentureholders.

(23) HOLDERS' RESOLUTION has the meaning attributed thereto in Section 8.10.

(24) INDEBTEDNESS FOR BORROWED MONEY means, with respect to any Person, without duplication, (a) money borrowed and indebtedness represented by notes payable and drafts accepted representing extensions of credit, (b) all obligations (whether or not with respect to the borrowing of money) evidenced by bonds, debentures, notes or other similar instruments, (c) all indebtedness upon which interest charges are customarily paid by such Person, (d) all indebtedness issued or assumed as full or partial payment for property or services including, without limitation, Capital Lease Obligations and Purchase Money Obligations,
(e) the redemption obligations in respect of shares in the capital of any body corporate that are redeemable at the option of the holder, whether on the happening of any event or contingency or otherwise and (f) any guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner of any part or all of an obligation included in clauses (a) to (e) above or any agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of non-performance) of any part or all of an obligation included in clauses (a) to (e) above of any Person.

(25) INDENTURE means this indenture as amended, restated, supplemented or replaced from time to time.

(26) INSTRUMENTS means the Notes and the Debentures.

(27) LIEN means any mortgage, lien, pledge, assignment, charge, security interest, title retention agreement, hypothec, levy, execution, seizure, attachment, garnishment, right of distress or other claim in respect of property of any nature or kind whatsoever and howsoever arising (whether consensual, statutory or arising by operation of law or otherwise) and any arrangements known as sale and lease-back, sale and buy-back and sale with option to buy-back.

(28) LIMITED LIABILITY COMPANIES means Esmerelda Limited Liability Company and Cimarrona Limited Liability Company.

(29) LIMITED RECOURSE GUARANTEE, SECURITY AND PLEDGE AGREEMENT means, with respect to each Pledgor Subsidiary, the limited recourse guarantee, security and pledge agreement made as of August 7, 1997 executed by such Pledgor Subsidiary in favour of the Trustee on behalf of the Holders, as amended, restated, supplemented or replaced from time to time.

(30) NOTE MATURITY DATE means the earlier of (a) August 7, 2003 and (b) such other date as the principal amount of the Notes shall become payable in accordance with this Indenture.

(31) NOTEHOLDERS means the several persons who are entered from time to time as the holders of Notes in the register of Noteholders herein provided for.

(32) NOTES means the Notes issued and outstanding under and in accordance with this Indenture.

(33) OFFICE OF THE TRUSTEE means the principal office of the Trustee in Calgary, Alberta, Canada.

(34) PERSON means an individual or corporation, a partnership or joint venture, a trustee or trust, a government or agency thereof, an unincorporated organization or entity; and pronouns have a similarly extended meaning.

(35) PLEDGED SUBSIDIARY means each of GHK Company Colombia, Petrolinson, S.A. and Seven Seas Petroleum Colombia Inc.

(36) PLEDGOR SUBSIDIARIES means Seven Seas Petroleum Colombia Inc. and Seven Seas Petroleum Holdings Inc.

(37) PRELIMINARY PROSPECTUS has the meaning attributed thereto in Section 2.10.

(38) PROSPECTUS has the meaning attributed thereto in Section 2.10.

(39) PURCHASE MONEY OBLIGATION means a Lien securing Indebtedness for Borrowed Money of the Company or its Subsidiaries assumed or incurred to provide all or part of the purchase price of property, which Lien is limited to the property acquired in the transaction in which such a Lien was assumed or incurred, or any extension, renewal or refinancing of the balance thereof from time to time provided that there is no increase in the amount of such balance at the time of any such extension, renewal or refinancing.

(40) PURCHASE WARRANTS means the warrants created and authorized by and issuable under the purchase warrant indenture dated as of August 7, 1997 between the Company and Montreal Trust Company of Canada each entitling the holder thereof, subject to the terms and conditions therein provided, to acquire one Common Share at a price of $15.00 per Common Share until the Time of Expiry.

(41) QUALIFYING JURISDICTIONS means the provinces of Ontario, British Columbia, Alberta, Manitoba and Quebec and such other jurisdictions as the Agent may notify the Company on not less than three (3) Business Days prior to the date of filing the Preliminary Prospectus.

(42) SECURITIES COMMISSIONS has the meaning attributed thereto in Section 2.10.

(43) SECURITY DOCUMENTS means the Limited Recourse Guarantee, Security and Pledge Agreements.

(44) SENIOR DEBT means all Indebtedness for Borrowed Money owing by the Company to a financial institution (as defined in the BANK ACT (Canada)) unless such Indebtedness for Borrowed Money expressly ranks PARI PASSU or subordinate to the Instruments.

(45) SUBSIDIARY means, as applied to any Person, any corporation of which more than fifty percent (50%) of the outstanding shares of the capital stock having ordinary voting power to elect a majority of the members of its board of directors (without regard to the existence at the time of a right of the holders of any class or classes of securities of such corporation to exercise such voting power by reason of the happening of any contingency), or any partnership of which such Person is the general partner or of which more than fifty percent (50%) or more of the outstanding partnership interests, is at the time owned (i) by such Person or (ii) by one or more Subsidiaries of such Person or (iii) by such Person and one or more Subsidiaries of such Person.

(46) THIS INDENTURE, HEREIN, HEREOF, HERETO, HEREUNDER or similar expressions as used in this Indenture shall mean this Indenture (including the schedules hereto) and any and every deed supplemental hereto and not any particular Section or Subsection of this Indenture.

(47) TIME OF EXPIRY means 5:00 p.m. (Calgary time), on the day which is one calendar year from the Closing Date and if such day is not a Business Day, the Time of Expiry shall be 5:00 p.m. (Calgary time) on the next following Business Day.

(48) TRADING DAY means any day on which The Toronto Stock Exchange is open for trading.

(49) TRUSTEE means Montreal Trust Company of Canada and its successors as trustee hereunder for the time being of the trusts hereby created.

(50) UNIT means one (1) Common Share and one-half (1/2) of one (1) Purchase Warrant. Following expiry of the Purchase Warrants, UNIT means one (1) Common Share.

(51) 1933 REGISTRATION STATEMENT has the meaning attributed thereto in Section 2.10.

1.2 OUTSTANDING NOTES. Every Note issued by the Company and certified and delivered by the Trustee hereunder shall be deemed to be outstanding until it shall be cancelled or delivered to the Trustee for cancellation, or until it has been exchanged for a Debenture hereunder, or monies for the payment thereof shall have been set aside under Section 12.2, and where a new Note has been issued in lieu of or in substitution for a Note which has been lost, stolen, mutilated, destroyed or defaced only one of such Notes shall be counted for the purpose of determining the aggregate principal amount of Notes outstanding.

1.3 OUTSTANDING DEBENTURES. Every Debenture issued by the Company and certified and delivered by the Trustee hereunder shall be deemed to be outstanding until it shall be cancelled or delivered to the Trustee for cancellation or until monies for the payment shall have been set aside under Section 12.2, as the case may be, and where a new Debenture has been issued in lieu of or in substitution for a Debenture which has been lost, stolen, mutilated, destroyed or defaced, only one of such Debentures shall be counted for the purposes of determining the aggregate principal amount of Debentures outstanding and Debentures which have been partially converted shall be deemed to be outstanding only to the extent of the unconverted part of the principal amount thereof.

1.4 SAME DEBT. All Notes or Debentures issued upon any registration of transfer or exchange of Notes, including pursuant to Section 2.6 hereof, shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange. For greater certainty, all interest payments made upon the principal amount outstanding from time to time under any Note shall be interest payments made upon the principal amount outstanding from time to time upon any and all Debentures issued in exchange for such Note pursuant to Section 2.6 hereof.

1.5 CURRENCY. All amounts of money are expressed in lawful money of the United States of America.

1.6 COMPLETE AGREEMENT. This Agreement constitutes the complete agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, commitments, understandings or inducements, whether oral or written, expressed or implied.

1.7 NUMBER AND GENDER. Words importing the singular number only shall include the plural and vice versa and words importing the masculine gender shall include the feminine and neuter genders.

1.8 SECTIONS; HEADINGS. The division of this Indenture into Sections, paragraphs and subparagraphs, the provision of a table of contents and the insertion of headings is for convenience of reference only and shall not affect its interpretation.

1.9 GOVERNING LAW. This Indenture, the Notes and the Debentures shall be interpreted in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

1.10 TIME OF ESSENCE. Time is of the essence of this Indenture.

SECTION 2  --  ISSUE AND EXCHANGE OF NOTES

2.1 TERMS OF NOTES. The principal amount of Notes which may be issued hereunder shall be in the aggregate minimum amount of $22,000,000 and shall be limited to an aggregate maximum amount of $25,000,000, exclusive of Notes issued upon any transfer of, or exchange or substitution for, or by way of replacement upon loss, theft, mutilation, destruction or defacement of, any Notes previously issued. The Notes shall be designated as "6% Exchangeable Subordinated Notes" of the Company, and shall be issued in the form set forth in Schedule 2.1, with such additions, deletions and alterations as the Trustee shall approve. All Notes shall be registered and certified by the Trustee and dated as of the day on which they are issued and may be typewritten, mimeographed, printed or lithographed and shall be numbered consecutively. The principal amount of each Note shall be payable in full on the Note Maturity Date on presentation and surrender of such Note at the Office of the Trustee. Interest on the Notes shall accrue from the respective dates of the original issuance of the Notes or from the last interest payment date to which interest shall have been paid or made available for payment on the outstanding Notes, whichever shall be later, and shall be payable on the principal amount outstanding at the rate of six percent (6%) per annum (calculated and paid semi-annually in arrears), both before and after the Note Maturity Date and both before and after default on December 31 and June 30 in each year until the Note Maturity Date, the first such payment to be made on December 31, 1997 based on the number of days elapsed from the Closing Date. The Company shall not have the right to prepay any principal or interest due under the Notes.

2.2 DENOMINATIONS. The Notes shall be issued in fully registered form only in denominations of $100 or multiples thereof.

2.3 SIGNATURE OF NOTES. The Notes shall be executed by any one of the Chairman of the Board, the President, a Vice-President or the Secretary of the Company and the signature of any of such officers may be manually applied to the Notes or may be engraved, lithographed or otherwise mechanically reproduced in facsimile on the Notes, and in either case shall bind the Company notwithstanding that the person whose signature is so applied may not hold such office at the time the Notes are certified by the Trustee. The Notes shall have the corporate seal of the Company (or a facsimile reproduction thereof) affixed thereto.

2.4 CERTIFICATION. No Note shall be issued or, if issued, shall be valid until certified by the Trustee by the manual signature of a duly authorized representative of the Trustee. Certification by the Trustee does not however constitute any warranty as to the validity or security of the Notes but only as to their due issuance by the Trustee pursuant to the Trust Indenture.

2.5   ISSUE OF NOTES.

      (1) The Notes may be issued to such persons and on such terms as the Company may determine, upon delivery by the Company to the Trustee of written instructions as to the persons to whom the Notes are to be issued. All Notes issued and outstanding under this Indenture shall rank pari passu in all respects and are secured equally and rateably without priority or preference of any one Note over any other issued and outstanding under this Indenture.

      (2) Notwithstanding paragraph (1) above, the Holder of each Note, by purchasing the Note, represents to the Company that such purchaser:

      (a) has full power and capacity under the laws applicable to such Holder to purchase the Note and such purchase of the Note will not violate any provisions of any laws applicable to the purchaser;

      (b) is acquiring the Note as principal, for investment and not for distribution, redistribution, assignment or resale to others; and

      (c) understands the restrictions on disposition of the Notes set forth in Section 2.16 of this Indenture and in the Note.

2.6 TERMS OF DEBENTURES. The principal amount of Debentures which may be issued in exchange for Notes hereunder shall be limited to an aggregate maximum amount of $25,000,000 exclusive of Debentures issued upon any transfer of, or exchange or substitution for, or by way of replacement upon loss, theft, mutilation, destruction or defacement of any Debentures previously issued. The Debentures shall be designated as "6% Convertible Subordinated Debentures" of the Company, and shall be issued in the form set forth in Schedule 2.6 hereto with such additions, deletions or alterations as the Trustee shall approve. All Debentures shall be registered and certified by the Trustee and dated as of the day on which they are issued and may be typewritten, mimeographed, printed or lithographed and shall be numbered consecutively. The principal amount of each Debenture shall be payable in full on the Debenture Maturity Date on presentation and surrender of such Debenture at the Office of the Trustee. Interest on the Debentures shall accrue from the respective date or dates of the original issuance of the Notes in exchange for which such Debentures were issued or from the last interest payment date to which interest shall have been paid or made available for payment on the outstanding Debentures or the Notes in exchange for which they were issued, whichever shall be later, and shall be payable on the principal amount thereof at the rate of six percent (6%) per annum (calculated and paid semi-annually, in arrears), both before and after the Debenture Maturity Date and both before and after default, in arrears, on June 30 and December 31 in each year. The Debentures shall not be redeemable prior to the Debenture Maturity Date.

2.7 DENOMINATIONS. The Debentures shall be issued in fully registered form only in denominations of $100 or multiples thereof.

2.8 SIGNATURE OF DEBENTURES. The Debentures shall be executed by any one of the Chairman of the Board, the President, a Vice-President or the Secretary of the Company and the signature of any of such officers may be manually applied to the Debentures or may be engraved, lithographed or otherwise mechanically reproduced in facsimile on the Debentures, and in either case shall bind the Company notwithstanding that the person whose signature is so applied may not hold such office at the time the Debentures are certified by the Trustee. The Debentures shall have the corporate seal of the Company (or a facsimile reproduction thereof) affixed thereto.

2.9 CERTIFICATION. No Debenture shall be issued or, if issued, shall be valid until certified by the Trustee by the manual signature of a duly authorized representative of the Trustee. Certification by the Trustee does not however constitute any warranty as to the validity or security of the Debentures but only as to their due issuance by the Trustee pursuant to the Trust Indenture.

2.10  ISSUE OF DEBENTURES IN EXCHANGE FOR NOTES.

      (1) The Notes will be exchangeable into Debentures (on the basis of $100 principal amount of Debentures for each $100 principal amount of Notes held) at any time on or before 5:00 p.m. (Calgary time) on the date (the "EXCHANGE DATE") which is the earlier of:

            (a) the third (3rd) Business Day following the date upon which all Qualification and Registration Requirements have been met (the "FINAL RECEIPT DATE"); and

            (b) the first Business Day which is twelve (12) months from the Closing Date (the "CLEARANCE DATE").

      (2) The Company covenants and agrees that, as soon as practicable following the Closing Date, it will file the following documents:

            (a) a preliminary prospectus (the "PRELIMINARY PROSPECTUS") with the securities commissions (the "SECURITIES COMMISSIONS") in the Qualifying Jurisdictions qualifying the distribution of the Debentures upon the exchange of the Notes;

            (b) a registration statement or registration statements (the "1933 REGISTRATION STATEMENT") under the United States Securities Act of 1933 registering for resale the Common Shares and Purchase Warrants comprising the Units and the Common Shares issuable on exercise of the Purchase Warrants;

            (c) all required filings with state securities or "blue sky" administrators where the Company has offered and sold any of the Notes, the Debentures, the Units, the Purchase Warrants and the Common Shares issuable on exercise of the Purchase Warrants (the "BLUE SKY FILINGS");

            and will, as soon as practicably possible thereafter, use its best efforts to:

            (d) cause receipts for a (final) prospectus (the "PROSPECTUS") to be issued by the Securities Commissions in the Qualifying Jurisdictions; and

            (e) cause the 1933 Registration Statement and Blue Sky Filings to become effective;

            ((a) through (e) above, collectively, the "QUALIFICATION AND REGISTRATION REQUIREMENTS").

      (3) Once the Qualification and Registration Requirements are satisfied and, if applicable, any necessary relief orders are obtained from the appropriate Securities Commissions, each Noteholder shall be deemed to have exercised the right of exchange attached to the Notes on the third (3rd) Business Day after the Final Receipt Date and the Company shall thereafter issue Debentures, dated as of the Final Receipt Date, to the Noteholders on the basis of $100 principal amount of Debentures for each $100 principal amount of Notes held, without any further acts required by or on behalf of the Noteholders. As soon as practicable following the satisfaction by the Company of the Qualification and Registration Requirements, the Company shall give written notice thereof to the Trustee (together with copies of the prospectuses and registration statements filed, the receipts issued therefor by the Securities Commissions and the Blue Sky Filings) and shall give written notice or cause the Trustee to give written notice to the holder of each Note so exercised that the Qualification and Registration Requirements have been satisfied and that such Note has been exercised.

      (4) In the event the Company is unable to satisfy the Qualification and Registration Requirements and, if applicable, obtain the relief orders referred to in paragraph 3 above, from the appropriate Securities Commissions prior to the Clearance Date, each Noteholder shall be deemed to have exercised the right of exchange attached to the Notes as of the Clearance Date and the Company shall thereafter issue Debentures, dated as of the Clearance Date, to the Noteholder on the basis of $100 principal amount of Debentures for each $100 principal amount of Notes held, without any further acts required by or on behalf of the Noteholders.

      (5) Notwithstanding paragraphs (1) to (4) above, each Holder of Debentures issued in exchange for a Note, by acceptance of such Debentures, represents to the Company that such person:

      (a) has full power and capacity under the laws applicable to such person to accept or purchase the Debentures and the acceptance of the Debentures will not violate any provisions of any laws applicable to such person;

      (b) is acquiring the Debentures as principal, for investment and not for distribution, redistribution, assignment or resale to others; and

      (c) understands the restrictions on disposition of the Debentures set forth in Section 2.16 of this Indenture and in the Debentures.

      (6) Each Noteholder hereby acknowledges that upon deemed exercise of the right of exchange attached to the Notes in accordance with the terms of this Indenture, each Note will be cancelled.

      (7) Each Note shall bear a legend indicating that the Note shall be cancelled upon deemed exchange hereunder.

      (8) The Trustee will not register any transfer of Notes after the Exchange Date.

      (9) All Debentures issued and outstanding under this Indenture shall rank PARI PASSU in all respect and are secured equally and rateably without priority or preference of any one Debenture over any other issued and outstanding Debentures under this Indenture; provided however, that the Debentures shall rank prior in right of payment and security to any other debentures subsequently issued that are convertible into Common Shares.

2.11 PAYMENT OF INTEREST. As interest becomes due on the Instruments (except interest payable at the Note Maturity Date or Debenture Maturity Date, or upon conversion of the Debentures), the Company shall, within five (5) Business Days following each date on which interest on such Instruments becomes due, forward or cause to be forwarded by prepaid post, to all Holders, at their respective addresses appearing on the applicable register of holders hereinafter mentioned, a cheque for such interest (less any tax required by law to be deducted) payable to the order of each such Holder at each of the places at which interest upon such Instruments is payable. The forwarding of such cheque shall satisfy and discharge the liability for the interest on such Instruments to the extent of the sums represented thereby (plus any amount of any tax deducted as aforesaid) unless such cheque shall not be paid on presentation; provided that in the event of the non-receipt of such cheque by the Holder, or the loss or destruction thereof, the Company, upon being furnished with reasonable evidence of such non-receipt, loss or destruction and indemnity reasonably satisfactory to it, shall issue or cause to be issued to such holder a replacement cheque for the amount of such cheque. Interest which is represented by a cheque which has not been presented to the drawee for payment or which otherwise remains unclaimed for a period of six (6) years from the date on which it became due shall be forfeited to the Company. Payments of interest in accordance with the requirements of this Section 2.11 may be effected, in the sole discretion of the Company and with the consent of the relevant holder, by wire transfer or other means of payment as may be agreed by the Company and such Holder.

      All Notes or Debentures issued upon any registration of transfer or exchange of Notes, including pursuant to Section 2.6 hereof, shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange. For greater certainty, all interest payments made upon the principal amount outstanding from time to time under any Note shall be interest payments made upon the principal amount outstanding from time to time upon any and all Debentures issued in exchange for such Note pursuant to Section
2.6 hereof.

2.12 LOST INSTRUMENT. If any outstanding Instrument is lost, stolen, mutilated, destroyed or defaced, the Company shall execute and deliver and the Trustee shall certify a replacement Instrument of the same denomination, upon delivery of an affidavit of loss, if applicable, and indemnification (including, if required by the Trustee, a bond of indemnity) in an amount and subject to terms and conditions satisfactory to the Company and the Trustee, and upon payment of a reasonable fee. Any such replacement Instrument shall be entitled to the full benefit hereof and shall rank equally in accordance with its terms with all then outstanding Instruments.

2.13 REGISTRATION OF NOTES. The Trustee shall maintain at the Office of the Trustee a register of Noteholders in which shall be entered the name and address of the Holder of each of the Notes. Such name shall also be recorded on the Note concerned. The Trustee shall also maintain at such location a register of transfers in which shall be recorded the particulars of all transfers of Notes. The person in whose name any Note shall be registered shall be deemed and regarded as the owner thereof for all purposes of this Indenture and payment of or on account of the principal of and interest on such Note shall be made only to such holder thereof and such payment shall be good and sufficient discharge to the Trustee and to the Company and any paying agent for the amount so paid.

2.14 REGISTRATION OF DEBENTURES. The Trustee shall maintain at the Office of the Trustee a register of Debentureholders in which shall be entered the name and address of the Holder of each of the Debentures. Such name shall also be recorded on the Debenture concerned. The Trustee shall also maintain at such location a register of transfers in which shall be recorded the particulars of all transfers of Debentures. The person in whose name any Debenture shall be registered shall be deemed and regarded as the owner thereof for all purposes of this Indenture and payment of or on account of the principal of and interest on such Debenture shall be made only to such holder thereof and such payment shall be a good and sufficient discharge to the Trustee and to the Company and any paying agent for the amount so paid.

2.15 TRANSFER. No transfer of an Instrument shall be valid or effective unless:

      (1) it is made by the Holder (or by his duly appointed attorney, executor or administrator) by written instrument in form and execution satisfactory to the Trustee and upon compliance with any reasonable requirements, including a reasonable transfer fee, that the Trustee may prescribe;

      (2)   the provisions of Section 2.16 have been complied with;

      (3) particulars of such transfer are entered in the register of transfers kept by the Trustee pursuant to Section 2.14 or 2.15 hereof as the case may be; and

      (4) particulars of such transfer are endorsed on the Instrument by the Trustee.

Neither the Company nor the Trustee shall be bound to take notice of, or to see to the execution of, any trust whether express, implied or constructive, in respect of any Instrument, and may transfer any Instrument on the direction of the person registered as the holder thereof whether such person is named as a trustee or otherwise, as though that person were the beneficial owner of the Instrument.

2.16  RESTRICTIONS ON EXCHANGES AND TRANSFERS.

      (1)   Neither the Company nor the Trustee shall be permitted to:

      (a) make transfers or exchanges of Instruments (except for exchanges of Notes for Debentures in accordance with Sections 2.10 and 2.12 hereof) on any interest payment date or during the fifteen (15) Business Days next preceding such interest payment date; or

      (b)   make transfers of Notes on the Exchange Date.

SECTION 3  --  SECURITY

3.1   SECURITY.

      (1) To secure the due repayment and satisfaction of all of the Company's obligations and outstanding indebtedness and liabilities hereunder and under the Notes and the Debentures exchanged therefor to the Holders, the Company shall deliver to the Trustee on or prior to the Closing Date the Security Documents and shall make any registration or filing required to be made with respect thereto in order to grant to the Trustee on behalf of the Holders a perfected Lien upon the Collateral; provided that such Lien shall rank PARI PASSU with any Lien created by the Company upon the Collateral in favour of the holders of any non-convertible debentures or similar debt instruments issued by the Company after the Closing Date.

      (2) The Company shall, forthwith and from time to time on demand, execute and do or cause to be executed and done all assurances and things which in the reasonable opinion of Counsel to the Trustee may reasonably be required to give the Trustee on behalf of the Holders (so far as may be possible under any relevant laws) the Liens upon the Collateral and the priority intended to be created by the Security Documents.

      (3) Forthwith after execution and delivery of the Security Documents and from time to time, the Company shall, at the Trustee's request and at the Company's expense register, file or record the same (or instruments granting at least equivalent security) in all offices where such registration, filing or recording is in the reasonable opinion of Counsel to the Trustee necessary or of advantage to the creation or perfection of the Security Documents and the Liens upon the Collateral or intended so to be and the Company shall deliver to the Trustee on demand certificates establishing such registration, filing or recording, and will, at the Trustee's request, do, observe and perform all matters and things necessary or expedient to be done, observed and performed for the purpose of creating, maintaining and preserving as valid and effective security the Liens created by the Security Documents and creating, maintaining and preserving the priority thereof.

3.2 PRIOR CHARGES. The Company shall not and it hereby covenants that it will not create or assume any Lien upon the Collateral or part thereof ranking or purporting to rank in priority to or pari passu with the Liens created under the Security Documents, except as expressly permitted by this Indenture.

3.3 DISCHARGE OF SECURITY. The Trustee shall, at the written request and at the expense of the Company but subject to the advice of Counsel, cancel and discharge the Lien created under the Security Documents, in accordance with this Indenture and execute and deliver to the Company such deeds or other instruments as shall, in the opinion of Counsel, be required to discharge such Liens and to reconvey to the Company the Collateral and to release the Company from the covenants herein contained (other than the provisions relating to the indemnification of the Trustee) and upon delivery of such written request to the Trustee, the estate and rights hereby granted and granted under the Security Documents shall cease, terminate and be void; provided that the Company shall have first satisfied the Trustee that it has paid or made due provision satisfactory to the Trustee for the payment of all the principal amounts and interest due or to become due on all of the Instruments outstanding hereunder at the times and in the manner therein and herein provided, and also all other amounts payable hereunder by the Company.

SECTION 4  --  SUBORDINATION

4.1   SUBORDINATION.

      (1) The obligations and outstanding indebtedness and liabilities under the Instruments are hereby expressly subordinated, to the extent and in the manner provided in this Section 4.1 without any further action or documentation whatsoever being necessary to give effect to such subordination, in right of payment to the prior payment in full of all Senior Debt. The subordination provided for in this Section
            4.1 shall not apply if the holder of Senior Debt has subordinated the Indebtedness for Borrowed Money owed to it by the Company to Indebtedness for Borrowed Money owed by the Company which is not Senior Debt.

      (2) In the event of any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings relating to the Company or to its property or assets, or in the event of any proceedings for voluntary liquidation, dissolution or other winding-up of the Company, whether or not involving insolvency or bankruptcy, or any marshalling of the assets and liabilities of the Company (collectively referred to as a "PROCEEDING"), the holders of Senior Debt shall be entitled to receive payment in full of all amounts owing in respect of principal, interest or premium, if any, on all Senior Debt before the Holders shall be entitled to receive any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in any such event in respect of the Instruments.

      (3) Subject to the payment in full of all amounts owing in respect of principal, interest or premium, if any, on all Senior Debt, the rights of the Holders shall be subrogated to the rights of the holders of Senior Debt to receive payments and distributions of assets of the Company in respect of and on account of Senior Debt, to the extent of the application thereto of monies or other assets which would have been received by the Holders but for the provisions of this Section 4.1, until the principal of and interest on this Debenture shall be paid in full. No payment or distribution of assets of the Company to the Trustee and the Holders which would be payable or distributable to the holder of Senior Debt pursuant to this Section 4.1 shall be a payment by the Company on account of the obligations and outstanding indebtedness under the Instruments. The provisions of this Section 4.1 are, and are intended, solely for the purpose of defining the relative rights of the Holder on the one hand, and the holders of the Senior Debt on the other hand. This
            Section 4.1 shall not impair the obligation of the Company, which is unconditional and absolute, to pay and satisfy to the Holders the indebtedness, liabilities and obligations under this Indenture and the Instruments as and when the due and payable in accordance with the terms hereof, or to affect the relative rights of the Holders and creditors of the Company other than the holders of the Senior Debt nor shall anything herein or therein prevent the Trustee and the Holders from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Section 4.1, of the holders of Senior Debt upon the exercise of any such remedy.

      (4)   In the event that, notwithstanding the foregoing provisions of this
            Section 4.1, the Trustee and the Holders shall have received any payment after a Proceeding has commenced before all amounts owing in respect of principal, interest or premium, if any, on all Senior Debt has been paid in full, the Trustee and the Holders shall hold such payment in a segregated account in trust for the benefit of the holders of Senior Debt and shall forthwith upon the completion of the Proceeding pay such payment over to such holders of Senior Debt for application against unpaid Senior Debt.

      (5) For greater certainty, this Section 4.1 shall not be construed so as to prevent the Trustee and the Holders from receiving and retaining any payments on account of this Indenture or the Instruments which are made (i) in a manner that is consistent with the terms of this Indenture or the Instruments and (ii) at any time when no event of default or acceleration, as defined in any Senior Debt or the instrument creating the same, has occurred and is continuing and in respect of which notice has been given by or on behalf of the holders of Senior Debt to the Company and the Trustee and the Holders. However, unless written notice shall be given to the Trustee by or on behalf of any holder of Senior Debt of the occurrence of any default or acceleration with respect to such Senior Debt or the existence of any other facts which would have the result that any payment in respect of this Indenture or the Instruments would be in contravention of the provisions of this
            Section 4.1, the Trustee and the Holders shall be entitled to assume that no such default has occurred, or that no such facts exist and shall be entitled to accept and retain all payments of indebtedness and liabilities under the Instruments.

      (6) The holders of Senior Debt shall be entitled to rely on, and shall be third party beneficiaries of, the provisions of this Section 4.1.

4.2 FURTHER ASSURANCES OF SUBORDINATION. The Trustee and the Holders shall, from time to time, upon each request from the Company, at the Company's cost and expense in each case, make, do, execute and cause to be made, done and executed, all such further and other lawful acts, documents and assurances whatsoever which the Company or any of its creditors or proposed creditors, respectively, reasonably determines may be necessary in order to give effect to the provisions, purposes and intent of Sections 3.1 and 4.1 including, for greater certainty, such acts, documents and assurances reasonably required by the Company to evidence the subordination effected hereby in favour of the holders of Senior Debt and to give effect to Liens granted to holders of any non-convertible debentures or similar debt instruments issued by the Company, which Liens, for greater certainty, shall rank PARI PASSU with the Liens in the Collateral created by the Security Documents.

SECTION 5  --  COVENANTS OF THE COMPANY

5.1   GENERAL.  The Company covenants with the Trustee as follows:

      (1) It will pay to the Holders the principal amount of the Instruments and interest thereon as herein and therein provided;

      (2) It will, and will cause each of its Subsidiaries to, maintain its corporate existence, diligently preserve its rights, powers, privileges, franchises and goodwill and carry on its business in a proper and efficient manner; provided, however, that nothing herein shall prevent the Company or any of its Subsidiaries from effecting or completing any corporate reorganization, restructuring, amalgamation or other similar process where, in the opinion of such party, such reorganization, restructuring, amalgamation or similar process is necessary or desirable for any of the Company and its Subsidiaries to carry on its business and affairs in a reasonable and efficient manner and no consent of the Trustee or any Holder shall be required in order for the Company or any of its Subsidiaries to effect or complete any such reorganization, restructuring, amalgamation or similar process; provided further that to the extent that the shares or other ownership interests of such Subsidiaries form part of the Collateral, any shares or ownership interests resulting from such reorganization, restructuring, amalgamation or similar process shall be subject to the security interest, and pledged by the shareholders or owners thereof, in accordance with the terms of this Indenture and the Security Documents;

      (3) It will keep proper books of account and will record all dealings and transactions in relation to its business;

      (4) It will annually deliver, within one hundred and twenty (120) days of the end of each financial year of the Company, a Certificate of the Company certifying that it has complied with all requirements contained in this Indenture that, if not complied with, would, with the giving of notice, lapse of time or otherwise, constitute an Event of Default, or, if there has been failure to comply, giving particulars thereof;

      (5) It will pay or cause to be paid from time to time, as the same become payable, all taxes, rates, levies and assessments, government, municipal or otherwise, legally levied, assessed or imposed upon the Company, provided however, that nothing herein contained shall require the Company to pay any such taxes, rates, levies and assessments so long as it shall in good faith contest the validity or amount thereof and stay the execution thereof;

      (6) It will ensure that any debentures issued after the date hereof by the Company that are convertible into equity are, by their terms, after the occurrence of an Event of Default hereunder or an event of default under the instrument or agreement under which such debentures are issued, fully and expressly subordinated in right of payment to the Instruments;

      (7) It will observe and perform all of its conditions and covenants contained in this Indenture or in the Instruments; and

      (8) It will at all times, in relation to this Indenture and any action to be taken hereunder, observe and comply with and be entitled to the benefits of all Applicable Legislation.

5.2 TRUSTEE'S REMUNERATION AND EXPENSES. The Company covenants that it will pay to the Trustee from time to time reasonable remuneration for its services hereunder and will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in the administration or execution of the trusts hereby created (including the reasonable compensation and the disbursements of its Counsel and all other advisers and assistants not regularly in its employ) both before any default hereunder and thereafter until all duties of the Trustee hereunder shall be finally and fully performed, except any such expense, disbursement or advance as may arise out of or result from the Trustee's negligence, wilful misconduct or bad faith. The Trustee shall not have any recourse against the proceeds of the offering of Notes or securities or other property held by it pursuant to this Indenture for the payment of its fees.

5.3 GOVERNMENTAL REQUIREMENTS. If any Common Shares or Purchase Warrants of the Company to be issued upon a conversion of the Debentures or Purchase Warrants require any filing with or registration with or approval of any governmental authority in any Qualifying Jurisdiction or compliance with any other requirement under any law of any Qualifying Jurisdiction before such Common Shares or Purchase Warrants may be validly issued upon any such conversion or may be traded by the person to whom they have been issued pursuant to any such conversion, the Company will take such action as may be necessary to cause any such filing, registration to be made, or any such approval or compliance to be obtained, as the case may be; provided that, in the event that such filing, registration, approval or compliance is required only by reason of the particular circumstances of or actions taken by any such person, the Company will not be required to take such action.

SECTION 6  --  CONVERSION OF DEBENTURES

6.1 EXERCISE OF CONVERSION RIGHTS. The holder of any Debenture shall have the right at any time, at the Holder's option, to convert each $100 principal amount of Debentures or any integral multiple thereof into Units at the Conversion Price then in effect at any time prior to 5:00 p.m. (Calgary time) at the Office of the Trustee on the Business Day immediately preceding the Debenture Maturity Date. Such conversion may be effected by the surrender of the certificate representing the Debenture to be so converted at the Office of the Trustee accompanied by a written instrument of conversion in the form attached as
Schedule 6.1 (the "DEBENTUREHOLDER CONVERSION NOTICE"), signed by the Debentureholder, giving notice as to the exercise of the right of conversion and setting forth the name and address of the person in whose name the Common Shares and Purchase Warrants issuable on such conversion are to be registered.

6.2 CONVERSION OF DEBENTURES BY THE COMPANY. The Company shall have the right at any time and from time to time prior to 5:00 p.m. (Calgary time) on the Business Day immediately preceding the Debenture Maturity Date to give notice in the form attached hereto as Schedule 6.2 (the "COMPANY CONVERSION NOTICE") to the Trustee of its intention to convert all or part of the Debentures into Units at the Conversion Price, subject to each of the following conditions being met:

      (1) the Common Shares shall have traded at or above $14.00 (the "MINIMUM PRICE") for twenty (20) consecutive Trading Days on The Toronto Stock Exchange (the "TRADING PERIOD");

      (2) the Company Conversion Notice shall have been delivered to the Trustee within three (3) days following the Trading Period;

      (3) the 1933 Registration Statement shall have remained in effect during the first seven (7) days from and including the date the Company Conversion Notice is received by the Trustee; provided however, that notwithstanding any provision, term or condition of this Indenture to the contrary, if the 1933 Registration Statement does not remain in effect throughout such period of notice the Company may provide a subsequent Company Conversion Notice to the Trustee within five (5) days of the resumption of the effectiveness of the 1933 Registration Statement, provided that the Common Shares have traded at or over the Minimum Price on the Toronto Stock Exchange for two (2) consecutive Trading Days following the resumption of the effectiveness of the 1933 Registration Statement and prior to the issuance by the Company of the subsequent Company Conversion Notice;

      (4)   no Event of Default shall exist hereunder; and

      (5) no fact or circumstance which would constitute a "material change" under applicable securities laws in any of the Qualifying Jurisdictions shall have occurred with respect to the Company which has not been disclosed to the public for a period of at least ten
            (10) Trading Days prior to delivery of the Company Conversion
            Notice;

and the conversion of the Debentures shall occur within seven (7) days from the date the Company Conversion Notice has been delivered to the Trustee. The Company shall deliver to the Trustee with the Company Conversion Notice a certificate signed by two senior officers of the Company confirming the satisfaction of the foregoing conditions (1) to (5) by the Company at the time the Company Conversion Notice is delivered.

6.3 ISSUE OF UNITS. As promptly as practicable after the Conversion Time (as defined herein) the Company shall issue and deliver or cause to be issued and delivered by registered mail to the Debentureholder or his nominee or nominees as aforesaid, at the address of such Debentureholder shown on the register of Debentureholders, a certificate or certificates representing the number of fully paid non-assessible Common Shares and Purchase Warrants into which such Debenture was converted, as provided in Section 6.1 hereof together with, if applicable, payment of any amounts due pursuant to Section 6.4.

6.4 ADJUSTMENTS. Upon the conversion of any Debenture as aforesaid, no adjustment or payment will be made by the Company for dividends on the Common Shares issuable upon conversion. Accrued and unpaid interest from the next preceding interest payment date will be payable on Debentures converted until the Conversion Time.

6.5 NO FRACTIONAL SHARES. No fractional Common Share or scrip certificate representing a fractional Common Share shall be issued upon the conversion of any Debenture or group of Debentures. If the conversion of any Debenture or group of Debentures would otherwise result in a fractional Common Share, the Company shall, in lieu of issuing such fractional Common Share, pay to the Debentureholder concerned, an amount in lawful money of the United States of America equal to the value of the fractional Common Share based on the prevailing Conversion Price on the conversion date.

6.6 TIME OF CONVERSION. The conversion of a Debenture shall be deemed to have been made at the close of business on the date on which the Debenture is surrendered for conversion in accordance with Section 6.1 or the Company Conversion Notice is received by the Trustee pursuant to Section 6.2 so that the rights as such of the Debentureholder shall terminate at such time (the "CONVERSION TIME"), to the extent of conversion, and the person or persons entitled to receive the Units into which the Debenture is converted shall be deemed to have become the holder or holders of record of such Common Shares and Purchase Warrants at such time.

6.7 CONVERSION PRICE. The conversion price per Unit (the "CONVERSION PRICE") for purposes of this Section 6 shall be $11.50, subject to adjustment in accordance with Section 6.8.

6.8 ADJUSTMENT OF NUMBER OF UNITS. The conversion right attached to the Debentures shall be subject, under certain circumstances, to adjustment from time to time as follows:

      (1) If and whenever at any time from the date hereof and prior to the Conversion Time, the Company shall:

            (a) subdivide, redivide or reclassify its outstanding Common Shares into a greater number of shares; or

            (b) reduce, combine or consolidate its outstanding Common Shares into a smaller number of shares;

            the number of Common Shares and Purchase Warrants comprising each Unit shall be adjusted immediately after the effective date of such subdivision, redivision, change, reduction, combination or consolidation, by multiplying the number of Common Shares theretofore obtainable on the exercise thereof by a fraction of which the numerator shall be the total number of Common Shares outstanding immediately after such date and the denominator shall be the total number of Common Shares outstanding immediately prior to such date. Such adjustment shall be made successively whenever any event referred to in this Section 6.8(1) shall occur. For greater certainty, the issuance of additional Common Shares by the Company shall not result in any adjustment being made pursuant to this Section 6.8.

      (2) If and whenever at any time from the date hereof and prior to the Debenture Maturity Date, there is a reclassification of the Common Shares or a capital reorganization of the Company other than as described in Section 6.8(1) or a consolidation, amalgamation or merger of the Company with or into any other body corporate, trust, partnership or other entity, or a sale or conveyance of the property and assets of the Company as an entirety or substantially as an entirety to any other body corporate, trust, partnership or other entity, any Debentureholder who has not exercised its conversion right prior to the record date or effective date, as the case may be, of such reclassification, reorganization, consolidation, amalgamation, merger, sale or conveyance, upon the exercise of such right thereafter, shall be entitled to receive and shall accept, in lieu of the number of Common Shares and Purchase Warrants issuable on the exercise of such conversion right prior to such record date or effective date, as the case may be, the number of shares or other securities or property of the Company, any successor to the Company or any body corporate, trust, partnership or other entity resulting from such merger, amalgamation or consolidation, or to which such sale or conveyance has been made, as the case may be, that such Debentureholder would have been entitled to receive on such reclassification, reorganization, consolidation, amalgamation, merger, sale or conveyance, if, on the record date or the effective date thereof, as the case may be, the Debentureholder had been the registered holder of the number of Common Shares and Purchase Warrants issuable on the exercise of such conversion right prior to such record date or effective date, as the case may be. If determined appropriate by the Trustee to give effect to or to evidence the provisions of this Section 6.8(2), the Company, any successor to the Company, or such body corporate, trust, partnership or other entity, as the case may be, shall, prior to or contemporaneously with any such reclassification, reorganization, consolidation, amalgamation, merger, sale or conveyance, enter into an indenture which shall provide, to the extent possible, for the application of the provisions set forth in this Indenture with respect to the rights and interests thereafter of the Debentureholders to the end that the provisions set forth in this Indenture shall thereafter correspondingly be made applicable, as nearly as may reasonably be, with respect to any shares, other securities or property to which a Debentureholder is entitled on the exercise of its conversion rights thereafter. Any indenture entered into between the Company and the Trustee pursuant to the provisions of this Section 6.8(2) shall be a supplemental indenture entered into pursuant to the provisions of Section 9 hereof. Any indenture entered into between the Company, any successor to the Company or such body corporate, trust, partnership or other entity and the Trustee shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in this Section 6.8 and which shall apply to successive reclassifications, reorganizations, amalgamations, consolidations, mergers, sales or conveyances.

      (3) If and whenever at any time from the date hereof and prior to the Debenture Maturity Date, the Company fixes a record date for the making of a distribution to all or substantially all the holders of its outstanding Common Shares or Purchase Warrants of dividends or any other distribution of, or in the form of, property or securities, including without limitation: (i) shares of any class;
            (ii) rights, options or warrants; (iii) evidences of its indebtedness; or (iv) assets, including shares of other corporations, any Debentureholder who has not exercised its conversion right prior to such record date, upon the exercise of such right thereafter, shall be entitled to receive, without further payment to the Company, and shall accept in addition to the number of Common Shares and Purchase Warrants to which it was theretofore entitled upon such exercise, the kind and amount of shares and other securities or property which such holder would have been entitled to receive as a result of such distribution, if, on the record date it had been the registered holder of the number of Common Shares and Purchase Warrants to which it was theretofore entitled upon exercise.

      (4) In any case in which this Section 6.8 shall require that an adjustment shall become effective immediately after a record date for an event referred to herein, the Company may defer, until the occurrence of such event, issuing to the Holder of any Debenture exercising his conversion rights after such record date and before the occurrence of such event, the Common Shares and Purchase Warrants or other securities issuable upon such exercise by reason of the adjustment required by such event; provided, however, that the Company shall deliver to such Holder an appropriate instrument evidencing such Holder's right to receive such Common Shares and Purchase Warrants or other securities upon the occurrence of the event requiring such adjustment and the right to receive any distributions made on such Common Shares and Purchase Warrants declared in favour of holders of record of Common Shares and Purchase Warrants on and after the date of exercise or such later date as such Holder would but for the provisions of this Section 6.8(4), have become the holder of record of such additional Common Shares and Purchase Warrants.

      (5) The adjustments provided for in this Section 6.8 are cumulative. After any adjustment pursuant to this Section 6.8, the term "Common Shares" and "Purchase Warrants" where used in this Indenture shall be interpreted to mean securities of any class or classes which, as a result of such adjustment and all prior adjustments pursuant to this Section 6.8, the Debentureholder is entitled to receive upon the exercise of his conversion right, and the number of Common Shares and Purchase Warrants indicated in any instrument of conversion shall be interpreted to mean the number of Common Shares and Purchase Warrants or other property or securities a Debentureholder is entitled to receive, as a result of such adjustment and all prior adjustments pursuant to this Section 6.8.

      (6) All shares or warrants of any class or other securities which a Debentureholder is at the time in question entitled to receive on the exercise of his conversion right, whether or not as a result of adjustments made pursuant to this Section 6.8 shall, for the purposes of the interpretation of this Indenture, be deemed to be shares and warrants which such Debentureholder is entitled to acquire pursuant to such conversion right.

      (7) In the event of any question arising with respect to the adjustments provided for in this Section 6.8 such question shall be conclusively determined by the Company's auditors, or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by the directors and which is acceptable to the Trustee, who shall have access to all necessary records of the Company, and such determination shall be binding upon the Company, the Trustee, all Debentureholders and all other persons interested therein.

      (8) The adjustments provided for in this Section 6.8 shall, in the case of adjust ments to the Conversion Price, be computed to the nearest one-tenth of one cent and no adjustment in the Conversion Price shall be required unless such adjustment would result in a change of at least one percent (1%) in the prevailing Conversion Price provided, however, that any adjustments which, except for the provisions of this Section 6.8(8) would otherwise have been required to be made, shall be carried forward and taken into account in the event of any circumstances requiring any subsequent adjustment.

      (9) If the purchase price provided for in any right, warrant or option issued as described in Section 6.8(3) is decreased, the Conversion Price shall, subject to Section 6.8(4), forthwith be changed so as to decrease the Conversion Price to such Conversion Price as would have been obtained had the adjustment made in connection with the issuance of all such rights, options or securities been made upon the basis of such purchase price as so decreased or such rate as so increased.

      (10) No adjustment in the Conversion Price shall be made in respect of any event described in Section 6.8(2):

            (a) if the Warrantholders are entitled to participate in such event on the same terms MUTATIS MUTANDIS as if they had exercised their purchase rights prior to the effective date or record date or such event, subject to the prior approval of The Toronto Stock Exchange to such participation if the Common Shares or the Purchase Warrants are then listed on such exchange; or

            (b) in respect of any rights to acquire shares which are presently outstanding.

      (11) In determining at any time and from time to time the number of Common Shares outstanding at any particular time for purposes of this Section 6.8 there shall be included that number of Common Shares which would be outstanding upon conversion of all convertible securities then outstanding, and upon exercise of all rights, options or warrants then outstanding to purchase Common Shares, and there shall be excluded any Common Shares (and Common Shares which would be outstanding upon conversion of convertible securities) held by or for the account of the Company.

      (12) Upon the expiry of the period for conversion of convertible securities and the exercise period for rights, options, warrants (other than rights, options or warrants in respect of which the Warrantholders are entitled to participate, as contemplated in
            Section 6.8(10) to purchase Common Shares or convertible securities), the Conversion Price shall be adjusted to what it would have been if such unconverted convertible securities and unexercised rights, options or warrants had not been issued.

      (13) In case the Company after the date of this Indenture shall take any action affecting the Common Shares, other than an action described in this Section 6.8 which in the opinion of the board of directors of the Company would materially adversely affect the rights of the Debentureholders, the Conversion Price may be reduced in such manner, if any, and at such time, by action of the directors, in their sole discretion as they may determine to be equitable in the circumstances, but subject in all cases to any necessary regulatory approval. Failure by the directors to take any action so as to provide for an adjustment on or prior to the effective date or record date of any action by the Company affecting the Common Shares shall be conclusive evidence that the board of directors of the Company has determined that it is equitable to make no adjustment in the circumstances.

6.9 NO ADJUSTMENT FOR STOCK OPTIONS. For greater certainty, in this Section 6, no adjustment shall be made in the conversion rights attached to the Debentures if the issue of Common Shares is being made pursuant to this Indenture or pursuant to any stock option or stock purchase plan for directors, officers, employees or consultants of the Company in force from time to time.

6.10 CERTIFICATE AS TO ADJUSTMENT. If any of the events referred to in Section
6.8 occur, the Company shall promptly file with the Trustee a Certificate of the Company setting forth a brief statement of the facts and the consequent adjustment required to be made by the provisions of this Indenture with respect to conversion of Debentures. The Trustee shall promptly mail a copy of each such certificate to each of the Debentureholders.

6.11 RESERVATION OF SHARES. At any time during which the number of authorized Common Shares in the capital of the Company is limited, the Company shall reserve out of such authorized, but unissued, Common Shares a sufficient number thereof to provide for the conversion of all of the Debentures and the exercise of any Purchase Warrants issued pursuant thereto at the lowest applicable Conversion Price.

6.12 CANCELLATION OF DEBENTURES. All Debentures converted in whole or in part pursuant to the provisions of this Section 6 shall be forthwith delivered to and cancelled and destroyed by the Trustee and no Debenture shall be issued in substitution therefor otherwise than in the case of a Debenture converted in part in respect of the aggregate principal amount of the unconverted part of such Debenture.

SECTION 7  --  DEFAULT AND ENFORCEMENT

7.1 TRUSTEE MAY REMEDY DEFAULT. If the Company fails to perform any of its obligations hereunder, the Trustee may perform any of such obligations capable of being performed by it but shall be under no obligation to do so. No such performance by the Trustee and no waiver of default under any provision of this Indenture shall prejudice the rights of the Trustee or of the Holders in respect of any subsequent breach by the Company of the same or of any other obligation; and no such performance by the Trustee shall relieve the Company from default unless it makes good to the Trustee the non-performance and repays all sums expended or advanced by the Trustee in so doing together with interest thereon as herein provided.

7.2 EVENTS OF DEFAULT. Each of the following events shall constitute an event of default ("EVENT OF DEFAULT"):

      (1) if the Company defaults in payment of the principal of any Instrument when the same becomes payable under the terms of this Indenture or the Instruments; or

      (2) if the Company defaults for a period of thirty (30) days in payment of principal of or interest on any Indebtedness for Borrowed Money incurred by the Company that ranks PARI PASSU or junior to the Instruments; or

      (3) if the Company defaults for a period of five (5) days in payment of any interest on any Instrument when the same becomes payable under the terms of this Indenture or the Instruments; or

      (4) if an order is made or an effective resolution is passed for the dissolution, liquidation, reorganization, insolvency, winding-up or other distribution of assets of the Company, or if the Company makes an assignment for the benefit of its creditors or is declared bankrupt or if a custodian or receiver is appointed under the BANKRUPTCY AND INSOLVENCY ACT (Canada), or if a compromise or arrangement is proposed by the Company to its creditors or any class of its creditors; or

      (5) if a receiver of all of the undertaking and assets of the Company or any other officer with like powers is appointed or if a person with a Lien on and over all of the undertaking and assets of the Company validly takes possession of, or validly commences proceedings for realizing any security upon, all of the undertaking and assets of the Company (unless the same is disputed in good faith by the Company); or

      (6) if the Company does not perform any other material obligation of the Company hereunder and, after written notice has been given by the Trustee to the Company specifying such default the Company fails to remedy the default within a period of twenty (20) days, unless the Trustee (having regard to the subject matter of the neglect or non-observance) agrees to a longer period; provided that in the case of a default which cannot be remedied in such period, it shall not be a default hereunder if the Company commences within such period to take and diligently continues thereafter all necessary steps to remedy the default.

7.3 ACCELERATION. If an Event of Default occurs and is continuing the Trustee may, in its discretion, and shall in any event if so required by a Holders' Resolution, declare the principal and interest of all Instruments then outstanding and other moneys secured hereby to be due and payable. In such event, anything therein or herein to the contrary notwithstanding, the amount concerned shall forthwith become immediately due and payable to the Trustee on demand, and the Company shall forthwith pay to the Trustee for the benefit of the Holders the principal of, and accrued and unpaid interest, including interest on interest in default, on the Instruments and all other moneys owing hereunder.

7.4 DIRECTIONS OF HOLDERS. If an Event of Default occurs and is continuing the Holders may, by Holders' Resolution, instruct the Trustee to declare the principal and interest of all Instruments then outstanding to be due and payable or to waive the default and/or to cancel any declaration made by the Trustee pursuant to Section 7.3 hereof and the Trustee shall thereupon comply with the Holders' Resolution, subject always to Section 10.2 hereof. The Trustee may, so long as it has not become bound to enforce its rights hereunder, waive any Event of Default if, in the Trustee's opinion, the default has been cured or adequate satisfaction made therefor and the Company has made payment of all expenses to which the Trustee and/or the Holders shall have been put by reason of such default, and in such event, the Trustee may cancel any declaration theretofore made by it pursuant to Section 7.3 hereof which shall nullify any such declaration as if no such default had occurred; provided that no such cancellation shall extend to or be taken in any manner whatsoever to affect any subsequent default or the rights resulting therefrom, and if the Holders shall have been notified of any declaration by the Trustee, then upon such cancellation the Trustee shall notify the Holders thereof. No act or omission or delay either of the Trustee or of the Holders shall extend to or be taken in any manner whatsoever to affect any subsequent Event of Default or the rights resulting therefrom, and provided that any delay shall not imply a waiver of the act or omission.

7.5 NOTICE. If an Event of Default shall occur and be continuing, the Trustee shall, within a reasonable time but not exceeding thirty (30) days after it becomes aware of the occurrence of such Event of Default, give notice of such Event of Default to the Holders in the manner provided in Section 13.2, provided that, notwithstanding the foregoing, unless the Trustee shall have been requested to do so by the holders of not less than two-thirds (2/3) of the principal amount of the Instruments then outstanding, the Trustee shall not be required to give such notice if the Trustee in good faith shall have determined that the withholding of such notice is in the best interests of the Holders and shall have so advised the Company in writing.

      Where notice of the occurrence of an Event of Default has been given and the Event of Default is thereafter cured, notice that the Event of Default is no longer continuing shall be given by the Trustee to the Holders in the manner provided in Section 13.2 within a reasonable time, but not exceeding thirty (30) days, after the Trustee becomes aware that the Event of Default has been cured.

7.6 ENFORCEMENT. Subject to the provisions of Section 7.5, in case the Company shall fail to pay to the Trustee, forthwith after the same shall have been declared to be due and payable under Section 7.3, the principal and interest on all Instruments then outstanding, together with any other amounts due hereunder, the Trustee may in its discretion and shall upon receipt of a request in writing signed by the Holders of not less than two-thirds (2/3) in principal amount of the Instruments then outstanding and upon being indemnified to its reasonable satisfaction against all costs, expenses and liabilities to be incurred, proceed in its name as Trustee hereunder to obtain or enforce payment of the said principal and interest on all the Instruments then outstanding, together with any other amounts due hereunder and to enforce its rights and remedies under the Security Documents in respect of the Collateral by such proceedings authorized by this Indenture or by law or equity as the Trustee in such request shall have been directed to take, or if such request contains no such direction, or if the Trustee shall act without such request, then by such proceedings authorized by this Indenture or by suit or law or in equity as the Trustee shall deem expedient.

7.7 APPLICATION OF MONEYS. Except as otherwise herein provided, the moneys arising from any enforcement of the rights of the Holders hereunder shall be held by the Trustee or the receiver appointed and applied by it together with any other moneys then or thereafter in its hands available for the purpose:

      (1) firstly, in payment of the remuneration of the receiver and the Trustee and all reasonable sums expended or advanced by them pursuant to this Indenture;

      (2) secondly, in payment of the principal of all Instruments then outstanding and then in payment of all accrued and unpaid interest, including interest on overdue interest, on the Instruments, in each case rateably and proportionately to the amounts owing on all Instruments on account of principal and interest; and

      (3) thirdly, as to the surplus (if any) of such moneys, in payment to the Company or its assigns.

7.8 PAYMENTS ON INSTRUMENTS. Payment on any Instrument pursuant to Section 7.5 hereof shall be made by cheque to the registered Holder thereof. Before any payment is made, the Instrument concerned shall be presented to the Trustee and a memorandum of such payment shall be endorsed thereon. Fifteen days' notice of every such payment shall be given to the Holders specifying the date when and the place or places where the Instruments are to be presented for endorsement and the amount of the payment and the application thereof as between principal and interest. From and after the date specified in the notice, interest shall accrue only on the amount owing on each Instrument after giving credit for the amount of the payment specified in such notice unless it be duly presented on or after the date so specified and payment of such amount is refused.

7.9 PROTECTION OF PERSONS DEALING WITH TRUSTEE. No person dealing with the Trustee, or its agents, shall be obligated to enquire whether the powers which the Trustee is purporting to exercise have become exercisable, or whether any money remains due under this Indenture or the Instruments or as to the necessity or expediency of the stipulations and conditions subject to which any sale is made or otherwise as to the propriety or regularity of any sale or of any other dealing by the Trustee, or to see to the application of any money paid to the Trustee.

7.10 REMEDIES CUMULATIVE. No remedy herein conferred upon or reserved to the Trustee or upon or to the Holders is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now existing or hereafter to exist by law or by statute.

7.11 JUDGMENT AGAINST THE COMPANY. The Company covenants and agrees with the Trustee that in case of any judicial or other proceedings to enforce the rights of the Holders, judgement may be rendered against it and in favour of the Holders or in favour of the Trustee, as Trustee for the Holders, for any amount which may be proved to remain due with respect to the instruments and the interest thereon and any other monies owing hereunder.

7.12 TRUSTEE APPOINTED ATTORNEY. The Company irrevocably appoints the Trustee to be the attorney of the Company in the name and on behalf of the Company to execute any instruments and do any acts and things which the Company ought to execute and do, and has not executed or done, under the covenants and provisions contained in this Indenture and generally to use the name of the Company in the exercise of all or any of the power hereby conferred on the Trustee, with full power of substitution and revocation.

SECTION 8  --  CONCERNING THE HOLDERS

8.1 MEETINGS. In this Section 8, "meeting" means a meeting of the Holders and "adjourned meeting" means a meeting adjourned in accordance with Section 8.8.

8.2 CONVENING MEETINGS. The Trustee may and, upon receipt of a written request executed under corporate seal by the Company or signed by Holders holding not less than twenty-five percent (25%) of the aggregate principal amount of Instruments then outstanding, the Trustee shall convene a meeting, provided adequate provision has been made by the Company or the Holders for the costs of convening and holding such a meeting. Any such written request shall state generally the reason for the meeting and the business to be transacted thereat.

8.3 PLACE OF MEETING. Every meeting shall be held in Toronto, Ontario, Canada.

8.4 NOTICE. The Trustee shall mail written notice of each meeting to each Holder in the manner specified in Section 13 at least twenty (20) days before the date of the meeting. The notice shall state the time and place of the meeting and shall specify the general nature of business to be conducted thereat. It shall not be necessary to specify in the notice of an adjourned meeting the nature of the business to be transacted at the adjourned meeting. The accidental omission to give notice of a meeting to any Holder shall not invalidate any resolution passed at any such meeting.

8.5 PERSONS ENTITLED TO ATTEND. The Company may and the Trustee shall, each by its authorized representatives, attend a meeting but shall have no vote as such. The respective legal advisers of the Company, of the Trustee and of any Holders may also attend a meeting but shall have no vote as such.

8.6 QUORUM. A quorum of the Holders shall consist of two or more persons present in person and owning or representing by proxy the owners of not less than twenty-five percent (25%) of the aggregate principal amount of the Instruments then outstanding.

8.7 CHAIRMAN. A Holder or a proxy for a Holder shall be nominated by the Trustee to be the chairman of the meeting. If the person so nominated is not present within twenty-five (25) minutes from the time fixed for the holding of the meeting, the Holders present in person or by proxy shall choose one of their number to be chairman.

8.8 ADJOURNED MEETING. If a quorum of the Holders is not present within thirty
(30) minutes from the time fixed for holding a meeting, the meeting shall stand adjourned to a date not less than ten (10) days nor more than thirty (30) days later and at a place in Toronto, Ontario and at a time to be specified by the chairman of the meeting. The Trustee shall promptly send a notice of the adjourned meeting to all Holders. At the adjourned meeting two or more persons present in person and owning or representing by proxy the owners of outstanding Instruments shall, in any event, constitute a quorum for the transaction of the business for which the original meeting was convened.

8.9 VOTES. Votes may be given at a meeting in person or by a proxy appointed in writing. A proxy need not be a Holder. A poll shall be taken on every question submitted to a meeting and shall, except as otherwise required herein, require the affirmative vote of not less than a majority of the votes given on the poll. If the vote is tied the motion shall not be carried. On a poll each Holder shall be entitled to one vote for every $100 principal amount of Instruments of which he is the registered holder. A declaration made by the chairman of a meeting that a resolution has been carried or lost shall be conclusive evidence thereof. In the case of joint registered holders of an Instrument, any one of them present in person or by proxy at the meeting may vote in the absence of the other or others; but in case more than one of them be present in person or by proxy, they shall vote together in respect of the Instruments of which they are joint registered holders.

8.10 POWERS OF HOLDERS. By resolution passed pursuant to this Section 8 by not less than two-thirds (2/3) of the votes cast in respect thereof (a "HOLDERS' RESOLUTION"), the Holders may:

      (1) agree to any modification, abrogation, alteration, compromise or arrangement of the rights of the Holders whether arising under this Indenture, the Instruments or otherwise in law, including rights of the Trustee held in trust for the Holders, which shall be agreed to by the Company; or

      (2) direct or authorize the Trustee to exercise any discretion, power, right, remedy or authority given to it by or under this Indenture or the Instruments in the manner specified in such resolution or to refrain from exercising any such discretion, power, right, remedy or authority; or

      (3) direct the Trustee to enforce any covenant on the part of the Company contained in this Indenture or in the Instruments or to waive any default by the Company in compliance with any provision of this Indenture or the Instruments either unconditionally or upon any conditions specified in such resolution, whether or not the security hereof has become enforceable by reason of such default; or

      (4)   amend, alter or repeal any resolution passed pursuant to this
            Section 8.10.

8.11 MINUTES OF MEETINGS. The Trustee shall make and maintain minutes and records of all resolutions and proceedings at a meeting. Such minutes and records shall be available at the Office of the Trustee for inspection by a Holder or his authorized representative at reasonable times. If signed by the chairman of the meeting or by the chairman of the next succeeding meeting of the Holders, such minutes shall be prima facie evidence of the matters therein stated.

8.12 WRITTEN RESOLUTIONS. Notwithstanding the foregoing, a written resolution or instrument signed in one or more counterparts by the holders of not less than two-thirds (2/3) of the aggregate outstanding principal amount of the Instruments shall be deemed to be the same as and to have the same force and effect as a Holder's Resolution duly passed at a meeting of the Holders.

8.13 BINDING EFFECT. A resolution of the Holders passed pursuant to this Section 8 shall be binding upon all Holders. Upon the passing of a Holders' resolution at a meeting of the Holders, or upon the signing of a written resolution or instrument pursuant to Section 8.12 hereof and delivery by the Company to the Trustee of an original, certified or notarial copy, or copies, of such resolution as executed or passed by the Holders the Trustee shall be entitled to and shall give effect thereto, subject always to Section 11.2 hereof.

SECTION 9  --  SUPPLEMENTAL INDENTURES

9.1 GENERAL. From time to time the Company, when authorized by the directors of the Company, and the Trustee may, subject to the provisions of this Indenture, and shall, when so required by this Indenture, execute and deliver indentures supplemental hereto, which thereafter shall form part hereof, or may do and perform any other acts and things for any one or more or all of the following purposes:

      (1) adding to the provisions hereof such additional covenants, enforcement provisions, Events of Default and release provisions (if any) as in the opinion of Counsel are necessary or advisable, provided the same are not in the opinion of the Trustee prejudicial to the interests of the Holders;

      (2) adding to the covenants of the Company in this Indenture for the protection of the Holders;

      (3) evidencing the succession (or successive successions) of other companies to the Company and the covenants of, and obligations assumed by, such successor (or successors) in accordance with the provisions of this Indenture;

      (4) making such provisions not inconsistent with this Indenture as may be deemed necessary or desirable with respect to matters or questions arising hereunder;

      (5)   giving effect to a Holders' resolution;

      (6) to rectify any ambiguity, defective provision, clerical omission or mistake or manifest or other error contained herein or in any deed or indenture supplemental or ancillary hereto; or

      (7) for any other purpose not inconsistent with the provisions of this Indenture.

SECTION 10  --  SUCCESSOR COMPANIES

10.1 AMALGAMATION, ETC. The Company shall not enter into any transaction whereby all, or substantially all, of its undertaking and assets would become the property of a successor company (whether by way of reconstruction, reorganization, recapitalization, consolidation, amalgamation, merger, transfer, sale or otherwise) unless prior to, or contemporaneously with, the consummation of such transaction the successor company covenants with the Trustee by an indenture or indentures satisfactory to the Trustee to pay the principal of the Instruments and interest thereon according to their tenor and effect and all other moneys payable hereunder and to perform all the obligations on the part of the Company under this Indenture and to execute and do all other instruments and things that the Trustee may reasonably require; provided, however, that such reconstruction, reorganization, recapitalization, consolidation, amalgamation, merger, transfer, sale or other transaction shall be upon such terms as substantially to preserve, and not to impair, the rights and powers of the Trustee and of the Holders hereunder.

10.2 NO EVENT OF DEFAULT. Notwithstanding anything to the contrary herein expressed or implied, no transaction in respect whereof the provisions of
Section 10.1 are complied with and no resolution or order for winding-up the Company for the purpose of carrying such transaction into effect shall constitute an Event of Default.

10.3 TRUSTEE TO CONSENT. Upon obtaining an opinion of Counsel that the provisions of this Section 10 have been complied with, including an opinion that the transaction is on such terms as substantially to preserve and not to impair the rights and powers of the Trustee and the Holders hereunder, the Trustee shall consent to such transaction and execute and deliver such documents and do such acts and things as, in its discretion, it may deem advisable, for the completion of the transaction, whereupon the Company may be released and discharged from liability under this Indenture and the Trustee may execute and deliver all instruments which are necessary or reasonably required to that end.

10.4 SUBSTITUTIONS OF SUCCESSOR COMPANY. Whenever the provisions of this Section 10 have been complied with, the successor company shall succeed to, and be substituted for, the Company with the same effect as if it had been a party to this Indenture, and shall possess and may exercise each and every right of the Company hereunder.

SECTION 11  --  CONCERNING THE TRUSTEE

11.1 INDEMNITY. Before doing any act or thing pursuant hereto, the Trustee shall be entitled to be indemnified by the Company or by the Holders in an amount and subject to terms and conditions satisfactory to it.

11.2 DUTIES OF TRUSTEE. By way of supplement to the provisions of any statute for the time being relating to trustees, and notwithstanding any other provision of this Indenture, in the exercise of the right, duties and obligations prescribed or conferred by the terms of this Indenture, the Trustee shall exercise that degree of care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances. Provided that the Trustee shall have exercised such standard of care, diligence and skill, and in the absence of wilful neglect, misconduct or fraud, the Company shall indemnify and save harmless the Trustee from all loss, costs or damages it may suffer in administering the trusts of this Indenture.

11.3 ACTION BY TRUSTEE. The Trustee shall not be obligated to do any act or thing except when required to do so by this Indenture and, in the case of a default, only when it has actual notice thereof.

11.4 CERTIFICATE OF THE COMPANY. The Trustee may accept a Certificate of the Company as conclusive evidence of the truth of any fact relating to the Company or its assets therein stated, but the Trustee may in its discretion require further evidence or information before acting or relying on any such certificate.

11.5 TRUSTEE MAY EMPLOY EXPERTS OR AGENTS. The Trustee may, at the Company's expense, employ or retain such lawyers, accountants, engineers, appraisers or other experts, advisers or agents as it may reasonably require for the purpose of discharging its duties hereunder and shall not be responsible for any misconduct, mistake or error of judgment on the part of any of them. The Trustee may rely upon and act upon the opinion or advice of, or information obtained from, any such lawyer, accountant, engineer, appraiser or other expert, adviser or agent in relation to any matter arising in the administration of the trusts hereof. The Trustee shall not incur any liability for the acts or omissions of such lawyers, accountants, engineers, appraisers or other experts, advisers or agents employed by the Trustee in good faith.

11.6 RESIGNATION OF TRUSTEE. The Trustee may resign its trust and be discharged from all further obligations hereunder by giving to the Company written notice at least ninety (90) days before the effective date of the resignation. If the Trustee resigns, or becomes incapable of acting hereunder, the Company shall forthwith appoint a new Trustee. Failing such appointment by the Company, the retiring Trustee or any Holder may apply to a court of competent jurisdiction on such notice as such court may direct, for the appointment of a new Trustee. The Holders may, by Holders' resolution, remove the Trustee (including a Trustee appointed by the Company or by a Judge as aforesaid) and appoint a new Trustee. If any material conflict of interest in the role of the Trustee as a fiduciary hereunder exists or shall arise, the Trustee shall within ninety (90) days after ascertaining that it has such a material conflict of interest, either eliminate such material conflict of interest, or resign in the manner and with the effect as aforesaid.

11.7 INDENTURE LEGISLATION. The Company and the Trustee agree that each will at all times in relation to this Indenture and any action to be taken hereunder, observe and comply with and be entitled to the benefits of all Applicable Legislation. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with any mandatory requirement of Applicable Legislation, such mandatory requirement shall prevail.

11.8 MONEY HELD AND DEPOSITED. Any monies held by the Trustee in accordance with the trusts hereunder may be deposited in the name of the Trustee in any of the five largest, in terms of assets, Canadian chartered banks or, with the consent of the Company, in the deposit department of the Trustee or any other loan or trust company authorized to accept deposits under the laws of Canada or any province thereof at the rate of interest then current on similar deposits.

      Unless and until the Trustee shall have declared the principal of and interest on the Instruments to be due and payable, the Trustee shall pay over to the Company all interest received by the Trustee with respect to any investments or deposits made pursuant to the provisions of this Section 11.8.

      The Trustee shall incur no liability in respect of monies deposited with anyone, including solicitors, except the Trustee unless the Trustee shall on its own make such deposit without instructions or directions of the Company.

11.9 NOTICE. The Trustee shall not be required to give notice to third parties, including the Holders, of the execution of this Trust Indenture.

11.10 USE OF PROCEEDS. The Trustee shall in no way be responsible for the use by the Company of the proceeds of the issue hereunder.

11.11 NO INQUIRIES. The Trustee, prior to the certification and delivery of any Instruments under any provisions of this Trust Indenture, shall not be bound to make any inquiry or investigation as to the correctness of the matters set out in any of the resolutions, opinions, certificates or other documents required by the provisions of this Trust Indenture, but shall be entitled to accept and act upon the resolutions, opinions, certificates or other documents. The Trustee may nevertheless, in its discretion, require further proof in cases where it deems further proof desirable. The Trustee shall not be bound to make any inquiry or investigation as to the performance by the Company of the Company's covenants hereunder.

11.12 TRUSTEE NOT REQUIRED TO GIVE SECURITY. The Trustee shall not be required to give any bonds or security with respect to the execution of the Trust and powers of this Trust Indenture.

11.13 NO CONFLICT OF INTEREST. The Trustee represents to the Company that at the date of execution and delivery by it of this Trust Indenture there exists no material conflict of interest in the role of the Trustee as a fiduciary hereunder but if, notwithstanding the provisions of this Section 11.13, such a material conflict of interest exists, the validity and enforceability of this Trust Indenture and the Instruments issued hereunder shall not be affected in any manner whatsoever by reason only that such material conflict of interest exists but the Trustee shall, within ninety (90) days after ascertaining that it has a material conflict of interest, either eliminate such material conflict of interest or resign in the manner and with the effect specified in Section 11.6 hereof.

11.14 TRUSTEE NOT ORDINARILY BOUND. Except as otherwise specifically provided herein, the Trustee shall not be bound to do, observe or perform or see to the observance or performance by the Company of any of the obligations herein imposed upon the Company or of the covenants on the part of the Company herein contained, nor in any way to supervise or interfere with the conduct of the Company's business, and then only after it shall have been indemnified to its satisfaction against all actions, proceedings, claims and demands to which it may render itself liable and all costs, charges, damages and expenses which it may incur by so doing. None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise to incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless indemnified as aforesaid.

11.15 TRUSTEE MAY DEAL IN INSTRUMENTS. The Trustee may, in its personal or other capacity, buy, sell, lend upon and deal in the Instruments and generally contract and enter into financial transactions with the Company or otherwise, without being liable to account for any profits made thereby.

SECTION 12  --  SATISFACTION AND RELEASE

12.1 GENERAL. This Indenture is executed and delivered upon the express condition that if the Company pays or causes to be paid to the Holders the principal of the Instruments and interest (including interest on overdue interest) thereon and also pays all other sums payable hereunder by the Company to the extent required and permitted by this Indenture, then this Indenture shall be discharged and the rights hereby granted shall terminate and the Trustee shall, at the request and cost of the Company, execute and deliver to the Company such documents evidencing such discharge and termination as the Company may reasonably require subject to advice of counsel.

12.2 NON-PRESENTATION OF INSTRUMENTS. In case the holder of any Instrument shall fail to present the same for payment on the date on which the principal or interest thereon or represented thereby becomes payable either at maturity or otherwise:

      (1) the Company shall be entitled to pay to the Trustee and direct it to set aside, or

      (2) in respect of moneys in the hands of the Trustee which may or should be applied to the payment or redemption of the Instruments, the Company shall be entitled to direct the Trustee to set aside, the principal or interest, as the case may be, in trust to be paid, without further interest, to the holder of such Instrument upon due presentation or surrender thereof in accordance with the provisions of this Indenture; and thereupon the principal or interest payable on or represented by each Instrument in respect whereof such moneys have been set aside shall be deemed to have been paid and the holder thereof shall thereafter have no right in respect thereof except that of receiving payment of the moneys so set aside by the Trustee upon due presentation and surrender thereof, subject always to the provisions of Section 12.3.

12.3 REPAYMENT OF UNCLAIMED MONEYS TO COMPANY. Any moneys in the hands of the Trustee and set aside under Section 12.2 and not claimed by and paid, as provided in said Section 12.2, to Holders within six (6) years after the date on which payment first becomes due and payable shall be repaid to the Company by the Trustee on demand, and thereupon the Trustee shall be released from all further liability with respect to such moneys, and thereafter the Holders of the Instruments in respect of which such moneys were so repaid to the Company shall have no rights in respect thereof and the Company shall be discharged from its obligations in respect thereof.

SECTION 13  --  NOTICES

13.1 NOTICE TO COMPANY. Any notice to the Company under the provisions of this Indenture shall be valid and effective if delivered, or sent by telecopier addressed to the Company at:

      Seven Seas Petroleum Inc.
      Suite 960
      Three Post Oak Central
      1990 Post Oak Boulevard
      Houston, Texas 77056
      U.S.A.

      Attention:              Vice President - Finance
      Telecopier No.:         (713) 621-9770
      with a copy to:

      McMillan Binch
      Suite 3800, South Tower
      Royal Bank Plaza
      Toronto, Ontario
      M5J 2J7

      Attention:              James D. Scarlett
      Telecopier No.:         (416) 865-7048

and shall be deemed to have been effectively given on the date of delivery if delivered, or the date of sending if sent by telecopier.

13.2 NOTICE TO THE HOLDERS. Any notice to the Holders under the provisions of this Indenture shall be valid and effective if delivered or sent by ordinary post or sent by telegram, telex or telecopier addressed to such Holder at their address appearing on the applicable register and shall be deemed to have been effectively given on the date of delivery if delivered, on the fifth Business Day following the date of the postmark on such notice, if mailed, or the date of sending by telegram, telex or telecopier, with a copy to:

      Yorkton Securities Inc.
      11th Floor
      1055 Dunsmuir Street
      Vancouver, BC
      V7X 1L4

      Attention:              Verlee Webb
      Telecopier No.:         (604) 640-0320

Any such notice of communication given with respect to an instrument which is registered in more than one name may be given to any of the people named on the register and such notice of communication shall be sufficient to all such holders. Accidental error or omission in giving notice to any one or more holders shall not invalidate any action or proceeding founded thereon.

If, by reason of a strike, lockout or other work stoppage, actual or threatened, involving postal employees, any notice to be given to the Holders hereunder could reasonably be considered unlikely to reach its destination, such notice shall be valid and effective only if it is delivered personally to such Holders or if delivered to the address for such Holders contained in the register maintained by the Trustee, by telecopy or other means of prepaid transmitted and recorded communication.

13.3 NOTICE TO TRUSTEE. Any notice to the Trustee under the provisions of this Indenture shall be valid and effective if delivered, or sent by telecopier addressed to the Trustee at:

      Montreal Trust Company of Canada
      710 - 530 8th Avenue S.W.

      Calgary, Alberta
      T2P 3S8

      Attention:              Manager, Corporate Trust
      Telecopier No.:         (403) 267-6598

with a copy to:

      Yorkton Securities Inc.
      11th Floor
      1055 Dunsmuir Street
      Vancouver, BC
      V7X 1L4

      Attention:              Verlee Webb
      Telecopier No.:         (604) 640-0320

and shall be deemed to have been effectively given on the date of delivery if delivered, or the date of sending if sent by telecopier.

SECTION 14  --  ACCEPTANCE OF TRUST BY TRUSTEE

14.1 GENERAL. The Trustee hereby accepts the trusts declared and provided in this Indenture and agrees to perform the same upon the terms and conditions hereinbefore set forth.

SECTION 15  --  FURTHER ASSURANCE

15.1 FURTHER ASSURANCES. The parties agree from time to time, as may be reasonably required by any party hereto, to execute and deliver such further and other documents and do all matters and things which may be convenient or necessary to carry out the intention of this Trust Indenture more effectively and completely.

The parties have executed this Agreement.

                                           SEVEN SEAS PETROLEUM INC.



                                           By: _______________________
                                           Name:
                                           Title:



                                           By: _______________________
                                           Name:
                                           Title:

                                           MONTREAL TRUST COMPANY OF CANADA



                                           By: _______________________
                                           Name:
                                           Title:



                                           By: _______________________
                                           Name:
                                           Title:

                         SCHEDULE 2.1 - FORM OF NOTES

THE NOTE REPRESENTED BY THIS CERTIFICATE AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE 1933 ACT) WITHOUT REGISTRATION UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS, UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

THIS NOTE SHALL BE DEEMED TO BE EXCHANGED FOR A DEBENTURE OF THE COMPANY PURSUANT TO THE TERMS OF THE TRUST INDENTURE REFERRED TO HEREIN AT WHICH TIME THIS NOTE WILL BE CANCELLED.


No.                                                            US$

                            SEVEN SEAS PETROLEUM INC.
                (continued under the laws of the Yukon Territory)

                        6% Exchangeable Subordinated Note


        FOR VALUE RECEIVED Seven Seas Petroleum Inc. (herein called the "COMPANY") hereby acknowledges itself indebted to and promises to pay to the registered holder hereof as set out in Schedule "A" hereto (the "HOLDER") on the date (the "Note Maturity Date") which is the earlier of (a) August 7, 2003 and
(b) such other date as the principal amount hereof shall become payable in accordance with the provisions of the indenture (the "INDENTURE") dated as of August 7, 1997, between the Company and Montreal Trust Company of Canada (the "TRUSTEE"), on presentation and surrender of this Note at the principal office in Calgary, Alberta, Canada, of the Trustee, the sum of ______________________ DOLLARS ($ _________________ ) in lawful money of the United States of America. Interest shall be payable on the principal amount outstanding from time to time at the rate of 6% per annum (calculated and paid semi-annually, in arrears) both before and after the Note Maturity Date and both before and after default, on December 31 and June 30 in each year, the first such payment to be made on December 31, 1997. A capitalized term used in this Note and not defined shall have the meaning given to it in the Indenture.

        Within three business days following each date on which interest on this Note becomes due (except for interest payable at the Note Maturity Date which may, at the option of the Company, be paid upon presentation and surrender of this Note), the Company shall forward or cause to be forwarded by prepaid post to the Holder at the address appearing on the register of Noteholders maintained by the Trustee, a cheque for such interest, less any tax

                                     2.1 - 1
required to be deducted. The forwarding of such cheque shall satisfy and discharge the liability of the Company for interest on this Note to the extent of the sum represented thereby (plus the amount of any tax deducted as aforesaid) unless such cheque shall not be paid on presentation.

        This Note is one of a series of like notes designated as 6% Convertible Subordinated Notes of the Company (the "NOTES") issued pursuant to the Indenture. The aggregate principal amount of Notes which may be issued under the Indenture is limited to $25,000,000 in lawful money of the United States of America. This Note and all other Notes now or hereafter issued and certified under the Indenture shall rank pari passu in all respects and are secured equally and rateably without priority or preference of any one Note over any other by the Indenture. The Indenture is hereby referred to for a complete statement of the rights of the holders of the Notes issued thereunder and of the Company and of the Trustee in respect thereof and of the terms and conditions upon which the Notes are issued and held, to all of which the Holder hereof by acceptance of this Note assents.

        The Indenture contains provisions dealing with the effect of default under one or more of the Notes.

        This Note is a direct obligation of the Company and, subject to the terms and conditions of the Indenture, is secured by a charge over the issued and outstanding shares of the Pledged Subsidiaries held by the Company and the Pledgor Subsidiaries.

        This Note shall be transferable subject to resale restrictions imposed under applicable securities laws and stock exchange rules and policies; provided however, that no transfer of this Note shall be valid or effective unless:

        (a) it is made by the registered holder (or by his duly appointed attorney) by written instrument in form and execution satisfactory to the Trustee and upon compliance with any reasonable requirements that the Trustee may prescribe;

        (b) particulars of such transfer are entered in the Register kept by the Trustee at its principal office in Calgary, Alberta, as provided in the Indenture; and

        (c) particulars thereof are endorsed on this Note by the Trustee.

        The Notes will be subordinated to all Senior Debt of the Company. Each Holder of this Note, by acceptance hereof, authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effect the subordination provided for herein and appoints the Trustee as his agent for any and all such purposes.

        The principal hereof may become due or be declared due before the Note Maturity Date, as more particularly provided in the Indenture.

                                    2.1 - 2

        The Notes will be exchangeable into Debentures (on the basis of $100 principal amount of Debentures for each $100 principal amount of Notes held) at any time on or before 5:00 p.m. (Calgary time) on the date (the "EXCHANGE DATE") which is the earlier of:

        (a) the third (3rd) Business Day following the date upon which all Qualification and Registration Requirements have been met (the "FINAL RECEIPT DATE"); and

        (b) the first Business Day which is twelve (12) months from the Closing Date (the "CLEARANCE DATE").

        The Company covenants and agrees that, as soon as practicable following the Closing Date, it will file the following documents:

        (a) a preliminary prospectus (the "PRELIMINARY PROSPECTUS") with the securities commissions (the "SECURITIES COMMISSIONS") in the Qualifying Jurisdictions qualifying the distribution of the Debentures upon exercise of the Notes;

        (b) a registration statement or registration statements (the "1933 REGISTRATION STATEMENT") under the United States Securities Act of 1933 registering for resale the Common Shares and Purchase Warrants comprising the Units and the Common Shares issuable on exercise of the Purchase Warrants;

        (c) all required filings with state securities or "blue sky" administrators where the Company has offered and sold any of the Notes, the Debentures, the Units, the Purchase Warrants and the Common Shares issuable on exercise of the Purchase Warrants (the "BLUE SKY FILINGS");

and will, as soon as practicably possible thereafter, use its best efforts to:

        (d) cause receipts for a (final) prospectus (the "PROSPECTUS") to be issued by the Securities Commissions in the Qualifying Jurisdictions; and

        (e) cause the 1933 Registration Statement and Blue Sky Filings to become effective ((a) through (e) above, collectively, the "QUALIFICATION AND REGISTRATION REQUIREMENTS") .

        Once the Qualification and Registration Requirements are satisfied and, if applicable, following the obtaining of any necessary relief orders from the appropriate Securities Commissions, each Noteholder shall be deemed to have exercised the right of exchange attached to the Notes on the third (3rd) Business Day after the Final Receipt Date and the Company shall thereafter issue Debentures, dated as of the Final Receipt Date, to the Noteholders on the basis of $100 principal amount of Debentures for each $100 principal amount of Notes held without any further acts required on behalf of the Noteholders.

                                    2.1 - 3

        As soon as practicable following the satisfaction by the Company of the Qualification and Registration Requirements, the Company shall give written notice thereof to the Trustee (together with copies of the prospectuses and registration statements filed, the receipts issued therefor by the Securities Commissions and the Blue Sky Filings) and shall give written notice or cause the Trustee to give written notice to the holder of each Note so exercised that the Qualification and Registration Requirements have been satisfied and that such Note has been exercised.

        In the event the Company is unable to satisfy the Qualification and Registration Requirements and, if applicable, obtain the necessary relief orders from the appropriate Securities Commissions prior to the Clearance Date, each Noteholder shall be deemed to have exercised the right of exchange attached to the Notes as of the Clearance Date and the Company shall thereafter issue Debentures, dated as of the Clearance Date, to the Noteholder on the basis of $100 principal amount of Debentures for each $100 principal amount of Notes held without any further acts required by or on behalf of the Noteholders.

        The Holder understands that upon exercise or deemed exercise of the right of exchange attached to this Note and issue of Debentures in connection therewith, in accordance with the terms of the Indenture, this Note will be cancelled without any further acts required by or on behalf of the Noteholders.

        The Indenture contains provisions whereby resolutions passed by the holders of a specified majority of the principal amount of the Notes outstanding under the Indenture at a meeting of the Noteholders or written instruments signed by Noteholders may become binding upon all Noteholders.

        This Note is issued subject to the provisions of the Indenture and each Holder of this Note, by acceptance hereof, agrees to and shall be bound by such provisions and such provisions are hereby incorporated by reference. In a case of any conflict of inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall prevail.

        This Note is not valid until certified by the Trustee.

        Each Holder of this Note, by the acceptance hereof, assents to the foregoing terms and conditions and agrees to be bound by the same.

                                    2.1 - 4

        IN WITNESS WHEREOF the Company has caused this Note to be executed under corporate seal and signed by its duly authorized officer as of the date set forth below.


                                          SEVEN SEAS PETROLEUM INC.



                                          Per: _________________________

        This Note is one of the 6% Exchangeable Subordinated Notes of Seven Seas Petroleum Inc. referred to in the Indenture referred to in the Note.

                                          Certified by MONTREAL TRUST
                                          COMPANY OF CANADA



                                          Per: _________________________
                                          Dated:

                                    2.1 - 5

                                 SCHEDULE "A"


Registered                                   Date of            Trustee's
  Holder          Address                 Registration          Signature
----------        -------                 ------------          ---------


                                    2.1 - 6

                       SCHEDULE 2.6 - FORM OF DEBENTURES

THE DEBENTURE REPRESENTED BY THIS CERTIFICATE AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE 1933
ACT) WITHOUT REGISTRATION UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS, UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.


No.                                                             US$


                            SEVEN SEAS PETROLEUM INC.
                (continued under the laws of the Yukon Territory)

                      6% Convertible Subordinated Debenture


            FOR VALUE RECEIVED Seven Seas Petroleum Inc. (herein called the "COMPANY") hereby acknowledges itself indebted to and promises to pay to the registered holder hereof set out in Schedule "B" hereto (the "HOLDER") on the date (the "Debenture Maturity Date") earlier of (a) August 7, 2003 and (b) such other date as the principal amount hereof shall become payable in accordance with the provisions of the indenture (the "INDENTURE") dated as of August 7, 1997 between the Company and Montreal Trust Company of Canada (the "TRUSTEE"), on presentation and surrender of this Debenture at the principal office in Calgary, Alberta, Canada, of the Trustee, the sum of _________________________ _______________________________ DOLLARS ($___________) in lawful money of the
United States of America. Interest shall be payable on the principal amount hereof at the rate of 6% per annum (calculated and paid semi-annually, in arrears) both before and after the Debenture Maturity Date and both before and after default, on December 31, and June 30 in each year, the first such payment to be made on December 31, 1997. A capitalized term used in this Debenture and not defined shall have the meaning given to it in the Indenture.

            Within three business days following each date on which interest on this Debenture becomes due (except for interest payable at the Debenture Maturity Date which may, at the option of the Company, be paid upon presentation and surrender of this Debenture), the Company shall forward or cause to be forwarded by prepaid post to the Holder at the address appearing on the register of Debentureholders maintained by the Trustee, a cheque for such interest, less any tax required to be deducted. The forwarding of such cheque shall satisfy and discharge the liability of the Company for interest on this Debenture to the

                                    2.6 - 1
extent of the sum represented thereby (plus the amount of any tax deducted as aforesaid) unless such cheque shall not be paid on presentation.

            This Debenture is one of a series of like debentures designated as 6% Convertible Subordinated Debentures of the Company (the "DEBENTURES") issued pursuant to the Indenture. The aggregate principal amount of Debentures which may be issued under the Indenture is limited to $25,000,000 in lawful money of the United States of America. This Debenture and all other Debentures now or hereafter issued and certified under the Indenture shall rank pari passu in all respects and are secured equally and rateably without priority or preference of any one Debenture over any other by the Indenture. The Indenture is hereby referred to for a complete statement of the rights of the holders of Debentures issued thereunder and of the Company and of the Trustee in respect thereof and of the terms and conditions upon which the Debentures are issued and held, to all of which the Holder by acceptance of this Debenture assents.

            The Indenture contains provisions dealing with the effect of default under one or more of the Debentures.

            This Debenture is a direct obligation of the Company, subject to the terms and conditions of the Indenture, and is secured by a Lien upon the Collateral (as defined in the Indenture).

            No transfer of this Debenture shall be valid or effective unless:

      (1) it is made by the registered holder (or by his duly appointed attorney) by written instrument in form and execution satisfactory to the Trustee and upon compliance with any reasonable requirements that the Trustee may prescribe;

      (2) particulars of such transfer are entered in the register kept by the Trustee at its principal office in Calgary, Alberta, as provided in the Indenture; and

      (3)   particulars thereof are endorsed on this Debenture by the Trustee.

            The Debentures will be subordinated to all Senior Debt of the Company. Each Holder of this Debenture, by acceptance hereof, authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effect the subordination provided for herein and appoints the Trustee as his agent for any and all such purposes.

            The principal hereof may become due or be declared due before the Debenture Maturity Date, as more particularly provided in the Indenture.

                                    2.6 - 2

            The outstanding principal amount of this Debenture is convertible in whole or in part, subject to and in accordance with the provisions of the Indenture, at the option of the Holder hereof, into units comprising one (1) Common Share and one-half (1/2) of one (1) Purchase Warrant (a "Unit") at the conversion price of $11.50 per Unit, subject to adjustment as set out in the Indenture. Following the expiry of the Purchase Warrants on August 7, 1998, the Debentures shall be convertible only into Common Shares, at the conversion price of $11.50 per share, subject to and in accordance with the provisions of the Indenture and the purchase warrant indenture made as of August 7, 1997 between the Company and Montreal Trust Company of Canada, as trustee. Such conversion shall be effected by the surrender of this Debenture at the principal office of the Trustee in Calgary, Alberta, Canada, accompanied by a conversion form in the form of Schedule "A" attached hereto signed by the Holder (with the appropriate documentation) as to the exercise of such right of conversion and setting forth the name and address of the person in whose name the Common Shares are to be issued. This Debenture shall be converted in multiples of $100 only. Provision is made in the Indenture for adjustment of the conversion price in certain events specified in the Indenture. Accrued and unpaid interest from the next preceding interest payment date will be payable on Debentures converted until the Conversion Time.

            Subject to and upon compliance with the provisions of the Indenture, the Company shall have the right to give notice (the "COMPANY CONVERSION NOTICE") to the Trustee of its intention to convert all or part of the Debentures into Units at the Conversion Price, subject to each of the following conditions being met:

      (1) the Common Shares shall have traded at or above $14.00 (the "MINIMUM PRICE") for twenty (20) consecutive Trading Days on The Toronto Stock Exchange (the "TRADING PERIOD");

      (2) the Company Conversion Notice shall have been delivered to the Trustee within three (3) days following the Trading Period;

      (3) the 1933 Registration Statement shall have remained in effect during the first seven (7) days from and including the date the Company Conversion Notice is received by the Trustee; provided however, that notwithstanding any provision, term or condition of this Indenture to the contrary, if the 1933 Registration Statement does not remain in effect throughout such period of notice the Company may provide a subsequent Company Conversion Notice to the Trustee within five (5) days of the resumption of the effectiveness of the 1933 Registration Statement, provided that the Common Shares have traded at or over the Minimum Price on the Toronto Stock Exchange for two (2) consecutive Trading Days following the resumption of the effectiveness of the 1933 Registration Statement and prior to the issuance by the Company of the subsequent Company Conversion Notice;

                                    2.6 - 3

      (4)   no Event of Default shall exist under the Indenture; and

      (5) no fact or circumstance which would constitute a "material change" under applicable securities laws in any of the Qualifying Jurisdictions shall have occurred with respect to the Company which has not been disclosed to the public for a period of at least ten
            (10) Trading Days prior to delivery of the Company Conversion
            Notice;

and the conversion of the Debentures shall occur within seven (7) days from the date the Company Conversion Notice has been delivered to the Trustee. The Company shall deliver to the Trustee with the Company Conversion Notice a certificate signed by two senior officers of the Company confirming the satisfaction of the foregoing conditions (1) to (5) by the Company at the time the Company Conversion Notice is delivered.

            The Indenture contains provisions whereby resolutions passed by the holders of a specified majority of the principal amount of the Debentures outstanding under the Indenture at a meeting of the Debentureholders or written instruments signed by Debentureholders may become binding upon all Debentureholders. The Indenture also contains provision for adjustment of the conversion price at which the principal amount of this Debenture may be converted, in the event of certain reorganizations of share capital, corporate reorganizations and other events affecting the Common Shares.

            This Debenture is issued subject to the provisions of the Indenture and each Holder of this Debenture, by acceptance hereof, agrees to and shall be bound by such provisions and such provisions are hereby incorporated by reference. In a case of any conflict or inconsistency between the terms of this Debenture and the terms of the Indenture, the terms of the Indenture shall prevail.

            This Debenture is not valid until certified by the Trustee.

            The Holder of this Debenture, by the acceptance hereof, assents to the foregoing terms and conditions and agrees to be bound by the same.

                                    2.6 - 4

            IN WITNESS WHEREOF the Company has caused this Debenture to be executed under corporate seal and signed by its duly authorized officer as of the date set forth below.

                                          SEVEN SEAS PETROLEUM INC.


                                          Per: ____________________________

This Debenture is one of the 6% Convertible Subordinated Debentures of Seven Seas Petroleum Inc. referred to in the Indenture referred to in the Debenture.

                                          Certified by MONTREAL TRUST
                                          COMPANY OF CANADA


                                          Per: ____________________________

                                          Dated: __________________________

                                     2.6 - 5

                                  SCHEDULE "B"

Registered                                   Date of            Trustee's
  Holder          Address                 Registration          Signature
----------        -------                 ------------          ---------

                                     2.6 - 6

            SCHEDULE 6.1 - FORM OF DEBENTUREHOLDER CONVERSION NOTICE

                        DEBENTUREHOLDER CONVERSION NOTICE

TO:         SEVEN SEAS PETROLEUM INC.

            The undersigned registered holder of the attached Debenture hereby irrevocably elects to convert such Debenture (or $ principal amount thereof) into Units of Seven Seas Petroleum Inc. in accordance with the terms of the Indenture referred to in such Debenture and directs that the Common Shares and Purchase Warrants issuable and deliverable upon such conversion be issued and delivered to the person indicated below. If Common Shares and Purchase Warrants are to be issued in the name of a person other than the registered holder, all requisite transfer taxes must be tendered by the undersigned.

DATED: _______________________


                                     _______________________________
                                     Registered Holder

NOTE: If shares are to be issued in the name of a person other than the registered holder, all requisite documentation reasonably required by the Trustee must be provided, including, if appropriate, a guarantee of the signature by a bank, a trust company or a member firm of a stock exchange acceptable to the Trustee.

(print name in which Common Shares issued on conversion are to be issued, delivered and registered)

                                     _______________________________
                                     Name

                                     _______________________________
                                     Address

                                     _______________________________
                                     (City, Province/State, Country, Postal
                                     Code)

                                     _______________________________
                                     Name of Guarantor

                                     _______________________________
                                     Authorized Signature

                                     6.1 - 1

                SCHEDULE 6.2 - FORM OF COMPANY CONVERSION NOTICE

                            COMPANY CONVERSION NOTICE

TO:    MONTREAL TRUST COMPANY OF CANADA

       In accordance with Section 6.2 of the Indenture, the undersigned hereby irrevocably gives notice of its intention to cause the conversion of US$__________ of Debentures into Units of Seven Seas Petroleum Inc.

       The Corporation represents and warrants that it has complied with and met the conditions set forth in Section 6.2 of the Indenture prior to issuing this Company Conversion Notice and acknowledges that the Trustee is relying on this representation and warranty.

       Capitalized terms used herein shall have the meanings given to such term in the Indenture dated as of August 7, 1997 between Seven Seas Petroleum Inc. and Montreal Trust Company of Canada.

Dated: _______________


                                    SEVEN SEAS PETROLEUM INC.



                                    Per: _______________________________   c/s
                                    Name:
                                    Title:

                                     6.2 - 1